                                Annual Report / December 31, 1998


                                ------------------------------------------------
                                WILLIAM BLAIR MUTUAL FUNDS, INC.
                                ------------------------------------------------



                                ------------------------------------------------
                                GROWTH FUND

                                VALUE DISCOVERY FUND

                                INTERNATIONAL GROWTH FUND

                                EMERGING MARKETS GROWTH FUND

                                INCOME FUND

                                READY RESERVES FUND
                                ------------------------------------------------

                                This report has been prepared for the
                                information of the shareholders of William Blair Mutual Funds, Inc. It is not to be construed as an offering to sell or buy any securities of the Fund. Such an offering is made only by the Prospectus.


                                William Blair Mutual Funds, Inc.
                                222 West Adams Street
                                Chicago, Illinois 60606

                                ------------------------------------------------
                                OVERVIEW
                                ------------------------------------------------


                                ------------------------------------------------
                                PERFORMANCE HIGHLIGHTS
                                ------------------------------------------------

                                ------------------------------------------------
                                      1998     1997     1996    1995     1994
                                ----------   ------   ------  ------   ------
Growth Fund ......................    27.2%    20.1%    18.0%   29.1%     6.5%
  S&P 500 Index(1) ...............    28.6     33.4     23.3    37.5      1.3
Value Discovery Fund .............     0.7     33.5       --      --       --
  Russell 2000 Index(2) ..........    (2.6)    22.4     16.5    28.4     (1.8)
International Growth Fund ........    11.5      8.4     10.2     7.2     (0.04)
  MSCI AC WLDF ex US Index(3).....    14.5      2.0      6.7     9.9      6.6
  Lipper International Index(4)...    12.7      7.3     14.4    10.0     (0.7)
Emerging Markets Growth Fund (a)..   (23.7)      --       --      --       --
   MSCI EM (Free) Index(5)(a).....   (28.9)      --       --      --       --
Income Fund ......................     7.1      8.0      3.1    14.4     (0.7)
   Lehman Intermediate Govt./
     Corp. Index(6) ..............     8.4      7.9      4.1    15.3     (1.9)
Ready Reserves Fund ..............     5.0      5.0      4.8     5.5      3.7
   S&P-rated AAA
     Money Market Funds(7) .......     5.0      5.0      4.8     5.4      3.6

Past performance does not predict future performance.


                                ------------------------------------------------
                                INVESTOR INFORMATION FOR THE YEAR ENDED
                                DECEMBER 31, 1998
                                ------------------------------------------------


                                                                               EMERGING
                                                    VALUE    INTERNATIONAL      MARKETS                       READY
                                      GROWTH    DISCOVERY           GROWTH       GROWTH        INCOME      RESERVES
                                        FUND         FUND             FUND     FUND (A)          FUND          FUND
                                      ------    ---------    -------------    ---------        ------      --------
Ending Net Assets
  (in millions) ...................     $742          $45             $140           $4          $188        $1,189
Portfolio Turnover Rate (%) .......       37           78               98          226(b)         96            --
Expense Ratio .....................      .84         1.52             1.36         2.25(b)(c)     .71           .69
Shareholder Transaction Expenses
Sales Load ........................     None         None             None         None          None          None
Redemption Fees ...................     None         None             None         None          None          None
Exchange Fees .....................     None         None             None         None          None          None
12b-1 Fees ........................     None         None             None         None          None          None

                                ------------------------------------------------

                                (1) The S&P 500 Index indicates broad larger capitalization equity market performance.
                                (2) The Russell 2000 Index is a composite of the smallest 2000 stocks of the Russell 3000 Index (which consists of the largest 3000 stocks in the U.S. market as determined by market capitalization).
                                (3) The Morgan Stanley Capital International All Country World (Free) except U.S. Index is an index that includes developed and emerging markets and reduces the Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.
                                (4)  The Lipper International Index is a
                                     composite of international growth mutual funds.
                                (5) The Morgan Stanley Capital International Emerging Markets (Free) Index is an index that includes emerging markets around the world.
                                (6) The Lehman Intermediate Govt./Corp. Index indicates broad intermediate government/corporate bond market performance.
                                (7) The S&P-rated AAA Money Market Funds is an index of money market mutual funds rated AAA by Standard and Poors.
                                (a) For the period May 1, 1998 (Commencement of Operations) to December 31, 1998.
                                (b)  Rates are annualized.
                                (c) Without the waiver of expenses, the expense ratio would have been 6.35%. All of the indices referenced in Performance Highlights represent unmanaged portfolios and are used for comparative purposes only.


2  William Blair Mutual Funds, Inc.                            December 31, 1998

                                ------------------------------------------------
                                A LETTER FROM THE PRESIDENT
                                ------------------------------------------------

                                Dear Shareholders:

[PHOTO OF ROCKY BARBER]         On the surface 1998 seemed like a continuance of
                                the last couple of years, with very robust gains for U.S. equities. Lower inflation and declining interest rates were the primary drivers for stock valuations and also made it a good year for bonds.

                                But beneath the surface there were several negative trends that are impacting the market and our funds. Domestically, the market advance continues to be quite narrow. While the largest 50 U.S. stocks were up more than 40%, over half of all tradeable stocks finished down for the year. This is reflected in the Russell 2000 Index of smaller capitalization equities which had a total return of -2.6% in 1998. Thus the Value Discovery Fund which holds only smaller cap stocks had an excellent year with a positive return beating 82% of its competition.* This is the second year in a row that this Fund has been in the top quintile of its peer group. Similarly the Growth Fund, which always holds stocks of all sizes (currently about 40% in smaller/mid-size companies), had a very good relative return which almost matched the large cap dominated S&P 500.

                                International investing had a difficult year, with many smaller emerging economies seeing their economic growth disintegrate and their fragile equity markets implode. Nevertheless, our broad based International Growth Fund still had a good year, up 11.5% but slightly trailing its benchmark. Our recently started Emerging Markets Growth Fund bore the full brunt of the collapse and was down 23.7% for the eight months since its inception. However, this was still far better than most other emerging markets funds or the emerging markets index which was down almost 29% for the same period.

                                While interest rates did decline, investors became very cautious about credit ratings. Thus, corporate bonds underperformed. Our conservative stance in this area was rewarded and the Income Fund finished the year with a solid 7.1% return. Both the Income Fund and the Ready Reserves Fund achieved the objectives of adding value for our shareholders versus returns available from other funds.

                                I want to thank Jim Truettner, who retired in October, for his many years of service on the Fund's Board of Directors. His counsel and support have been behind much of the success of the mutual funds. I am saddened to report that George Kelm died just before Christmas. He too had been a director since the Fund group's inception. His integrity and concern will be missed.

                                /s/ ROCKY BARBER

                                *This information, provided by Morningstar Inc., included the performance of 231 investment companies classified in the Small Cap Value category ranked by return for the twelve month period ending December 31, 1998.




December 31, 1998                                                Annual Report 3

                                ------------------------------------------------
                                GROWTH FUND
                                ------------------------------------------------

                                ------------------------------------------------
                                PERFORMANCE HIGHLIGHTS
                                ------------------------------------------------

                                ------------------------------------------------
                                  1998      1997     1996     1995     1994
                                ------    ------   ------   ------   ------
Growth Fund ...................  27.15%    20.07%   17.99%   29.07%    6.45%
   S&P 500 Index ..............  28.57     33.36    22.96    37.58     1.32
   Russell 2000 Index .........  (2.55)    22.36    16.49    28.44    (1.82)

Past performance does not predict future performance


                                ------------------------------------------------
                                INVESTOR INFORMATION
                                ------------------------------------------------

                                ------------------------------------------------
                                  1998      1997      1996       1995     1994
                                ------    ------    ------     ------   ------
Ending Net Assets
 (in millions)  .... ..........   $742      $591      $502       $363     $218
Portfolio Turnover Rate (%) ...     37        34        43         32       46
Expense Ratio (%) .............    .84       .84       .79        .65      .71

                                ------------------------------------------------


                                ------------------------------------------------
                                A LETTER FROM THE PORTFOLIO MANAGERS
                                ------------------------------------------------

                                Dear Shareholders:

[PHOTO OF ROCKY BARBER]         Even though there were many unexpected events in
                                1998, the U.S. equity market was able to overcome all obstacles. The primary driver of higher stock prices was the growing belief that inflation would stay low for many years to come.
                                This also caused long term interest rates to drop about 1% as the Federal Reserve's guiding hand reassured investors at just the right time.
                                Even Congress upheld most of its previously mandated spending restraints and this allowed investors to think that government budget surpluses will provide long term benefits to the nation.

                                While many believe the equity market is
                                overvalued, we do not see the catalyst for a
[PHOTO OF MARK A. FULLER III]   prolonged market setback. While this economic
                                cycle is very mature, at worst we expect a period of very modest growth as consumers retrench from the buying binge of the last four years. We think interest rates will remain low, although further declines much below 5% are not likely. Although corporate earnings growth has slowed to a crawl, we do not see indications of its decline. Lower interest rates, favorable currency translation, and lower commodity costs should all help balance out any domestic or international sales weakness, and keep earnings solid.

                                Even within a relatively flat economic or stock market scenario, we think that there will be many opportunities to make good investments at reasonable prices. While many point to the overall market's record high P/E of about 26 times, this is heavily influenced by about fifty very large cap, very high P/E stocks like Microsoft, Cisco Systems, America Online, Dell Computer, Pfizer and Coca-Cola. If you look at the other 450 stocks in the S&P 500, their average valuations are much more reasonable at less than 20 times 1999 earnings.



4  William Blair Mutual Funds, Inc.                            December 31, 1998

                                We will continue to focus on high quality stocks with good growth prospects. Some high P/E stocks will do well as long as they produce consistent 20+% earnings gains. But we continue to look most aggressively for issues with more modest P/E's that can benefit from both earnings gains and multiple expansion. Currently, many parts of technology have run up dramatically (particularly those that are internet-related) and are very optimistically priced. Our response is to trim such positions in order to not let the risk (in this case price risk) of the Growth Fund become elevated. With diligence and patience we will continue to seek other less risky ways to achieve growth.

                                As shown in the performance highlights, in each of the last four years, smaller cap stocks (represented by the Russell 2000 Index) have underperformed dramatically. Because it has had such disappointing performance, it is now the most attractive area of the market. Many good values exist in these faster growing but less liquid and less recognized names. We expect this area to be a real opportunity even if the market as a whole goes through a period of digestion. This should keep the Growth Fund on a track to provide long-term capital growth for you.


                                /s/ ROCKY BARBER     /s/ MARK A. FULLER III

                                ------------------------------------------------
                                GROWTH FUND
                                ------------------------------------------------

                                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS


                                [PERFORMANCE GRAPH]


Growth Fund     $10,000  13,000  12,800  18,500  19,900  22,900  24,400  31,500  37,200  44,600  56,800
S&P 500 Index   $10,000  13,200  12,800  16,600  17,900  19,700  20,000  27,500  33,800  45,100  58,000


December 31, 1998                                               Annual Report  5

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1998 (all amounts in thousands)

----------------------------------------------------    --------
SHARES                                                    VALUE
----------------------------------------------------    --------
COMMON STOCKS
TECHNOLOGY--21.8%
    408      *A D C Telecommunications, Inc.........    $ 14,195
    279      *Aspen Technology, Inc.................       4,047
    178      *Clear Channel Communications, Inc.....       9,679
    320      *Electronic Arts, Inc..................      17,960
     80      Intel Corporation......................       9,509
    151      Linear Technology Corporation..........      13,506
    180      *Microsoft Corporation.................      24,964
    146      Molex, Inc.............................       5,586
    216      Molex, Inc., Class "A".................       6,884
    238      *Tellabs, Inc..........................      16,345
    232      Texas Instruments, Inc.................      19,842
    222      *Xilinx, Inc...........................      14,455
    179      *Zebra Technologies Corporation, Class
             "A"....................................       5,147
                                                        --------
                                                         162,119
                                                        --------
CONSUMER RETAIL--16.6%
    340      CVS Corporation........................      18,700
    326      Home Depot, Inc........................      19,959
    100      *Kohl's Corporation....................       6,144
    252      Lowes Companies, Inc...................      12,909
    449      Mattel, Inc............................      10,236
    682      *Office Depot, Inc.....................      25,199
    247      *Staples, Inc..........................      10,803
    211      Walgreen Company.......................      12,364
    148      *Whole Foods Market, Inc...............       7,149
                                                        --------
                                                         123,463
                                                        --------
APPLIED TECHNOLOGY--12.6%
    460      *Acxiom Corporation....................      14,266
    300      *Airtouch Communications, Inc..........      21,637
    380      Automatic Data Processing, Inc.........      30,471
    459      *B A Merchant Services, Inc............       9,227
    135      Shared Medical Systems Corporation.....       6,739
    240      *Sterling Commerce, Inc................      10,809
                                                        --------
                                                          93,149
                                                        --------
HEALTHCARE-RELATED SPECIALTIES--12.1%
    151      *Amgen, Inc............................      15,778
    218      *Covance, Inc..........................       6,361
    184      *Elan Corporation PLC (ADR)............      12,787
    215      *HCR Manor Care, Inc...................       6,308
    624      *Healthsouth Rehabilitation
             Corporation............................       9,635
    200      Medtronic, Inc.........................      14,850
    389      Omnicare, Inc..........................      13,529
    198      *Quintiles Transnational Corporation...      10,592
                                                        --------
                                                          89,840
                                                        --------
FINANCIAL SERVICES--10.2%
     60      American International Group, Inc......       5,797
    299      Associates First Capital Corp., Class
             "A"....................................      12,679
    608      *Concord EFS, Inc......................      25,743
    160      Federal Home Loan Mortgage
             Corporation............................      10,310
    436      MBNA Corporation.......................      10,874
    150      State Street Boston Corporation........      10,434
                                                        --------
                                                          75,837
                                                        --------
BUSINESS SERVICES--7.5%
     65      Cintas Corporation.....................       4,578
    399      *Core Laboratories NV Company..........       7,631
    175      R.R. Donnelly & Sons Company...........       7,658
    316      *Heartland Express, Inc................       5,530
    376      *Knight Transportation, Inc............      10,048
    188      *Robert Half International, Inc........       8,394
     81      U.S. Freightways Corporation...........       2,371
    360      *USWeb Corporation.....................       9,503
                                                        --------
                                                          55,713
                                                        --------


----------------------------------------------------    --------
SHARES OR PRINCIPAL AMOUNT                                VALUE
----------------------------------------------------    --------
COMMON STOCKS--(CONTINUED)
DISTRIBUTION--4.5%
    150      Cardinal Health, Inc...................    $ 11,381
    314      *MSC Industrial Direct Co., Class
             "A"....................................       7,104
    299      *U.S. Foodservice......................      14,629
                                                        --------
                                                          33,114
                                                        --------
INDUSTRIAL PRODUCTS--2.7%
    244      Danaher Corporation....................      13,249
     15      Illinois Tool Works, Inc...............         870
    145      Minerals Technologies, Inc.............       5,932
                                                        --------
                                                          20,051
                                                        --------
SPECIALTY CONSUMER SERVICES AND PRODUCTS--1.8%
    353      Royal Caribbean Cruises, Ltd...........      13,072
                                                        --------
TOTAL COMMON STOCKS--89.8%
  (cost $350,404)...................................     666,358
                                                        --------

CONVERTIBLE PREFERRED STOCK--1.6%
    600      Innkeepers USA Trust,
               8.625%, Series A Cumulative
               Convertible Preferred Shares of
               Beneficial Interest (cost $15,000)...      12,000
                                                        --------

CONVERTIBLE BOND--.4%
$ 5,000      The Sports Authority, Inc.,
               5.25% Subordinated Debentures,
               due 9/15/01 (cost $4,675)............       3,200
                                                        --------

SHORT-TERM INVESTMENTS--8.2%
$10,128      Associates Corp. of North America
               Demand Note, 4.60%, due 1/1/99.......      10,128
  5,000      General Motors Acceptance
               Corporation, 5.32%, due 1/8/99.......       5,000
  5,000      General Motors Acceptance
               Corporation 5.21%, due 1/11/99.......       5,000
  4,000      Household Finance Corporation
               5.08%, due 1/15/99...................       4,000
  4,000      General Electric Capital
               Corporation, 5.18%, due 1/22/99......       4,000
  8,250      Household Finance Corporation
               5.15%, due 1/25/99...................       8,250
  6,100      General Electric Capital
               Corporation, 5.40%, due 1/29/99......       6,100
  5,600      General Motors Acceptance
               Corporation 5.20%, due 2/1/99........       5,600
  2,500      Ford Motor Credit Corporation,
               5.21%, due 2/5/99....................       2,500
 10,000      General Electric Capital
               Corporation, 4.90%, due 2/8/99.......      10,000
                                                        --------
TOTAL SHORT-TERM INVESTMENTS
  (cost $60,578)....................................      60,578
                                                        --------
TOTAL INVESTMENTS--100.0%
  (cost $430,657)...................................     742,136
LIABILITIES, LESS CASH AND OTHER ASSETS.............         (80)
                                                        --------
NET ASSETS--100.0%..................................    $742,056
                                                        ========

---------------
* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.


6  William Blair Mutual Funds, Inc.                           December 31, 1998

                                ------------------------------------------------
                                VALUE DISCOVERY FUND
                                ------------------------------------------------

                                ------------------------------------------------
                                PERFORMANCE HIGHLIGHTS
                                ------------------------------------------------

                                ------------------------------------------------
                                   1998       1997
                                -------     ------
Value Discovery Fund ........       .66%     33.46%
   Russell 2000 Index .......     (2.55)     22.36

   Past performance does not predict future performance.


                                ------------------------------------------------
                                INVESTOR INFORMATION
                                ------------------------------------------------

                                ------------------------------------------------
                                  1998         1997        1996(a)
                                ------       ------     ---------
Ending Net Assets
  (in millions).. .............   $45          $30            $2
Portfolio Turnover Rate (%) ...    78           69            --
Expense Ratio (%)..............  1.52         1.50(b)         --

                                ------------------------------------------------
                                (a) For the period December 23, 1996
                                    (Commencement of Operations) to December 31,
                                    1996.
                                (b) Without the waiver of expenses, the expense
                                    ratio would have been 1.78%


                                ------------------------------------------------
                                A LETTER FROM THE PORTFOLIO MANAGERS
                                ------------------------------------------------

                                Dear Shareholders:

                                The events of 1998 created one of the most
                                challenging investment climates for small cap
[PHOTO OF GLEN KLECZKA]         investors in recent years. The year began with
                                the Fed seriously contemplating raising rates to
                                prevent the economy from overheating and ended
                                with three rate cuts to avert a global liquidity
                                crisis and possible recession. In August, Russia
                                devalued its currency and effectively went into
                                debt-default creating a crisis of confidence
                                that spread throughout the world impacting
                                developed and emerging markets alike. Many asset
                                classes were impacted by these global events. In
                                the third quarter small cap equities witnessed
                                the toughest bear market since 1973-74. Stocks
                                with a market capitalization of $250 million or
                                less were down 50% on average from their 52-week
                                highs while those with a $250 million to $2
                                billion market cap were down 29% on average.
                                These declines are comparable to the declines of
                                the 1987 stock market crash and 1990 bear
                                market. Spreads between corporate bonds and
                                treasuries are now 80% wider than at the
                                beginning of the year reflecting the risk-averse
                                psychology of current markets. Oil prices were
                                down 48% plunging to a 12-year low. The Goldman
                                Sachs Commodity Index* was down 36% for the
                                year. Gold fell back to $274.30 an ounce, a
                                price last seen in 1979. The result of all this
                                instability was a "flight to quality". In U.S.
                                equity markets this meant a stampede into
                                investments with the perception of safety (large
                                cap stocks and index funds) or of unlimited
[PHOTO OF DAVID MITCHELL]       growth (Internet and technology stocks).
                                Investors continued to pour funds into what already had worked. This did not include small cap stocks.

                                The S&P 500 index of large cap stocks
                                outperformed the Russell 2000 Index of small caps by almost 30 percentage points. The Russell 2000 Index, our performance benchmark, was down 2.55% and the Russell 2000 Value index declined 6.45%. Our goal is to outperform the benchmark in down markets as well as up markets. While most small cap value funds were down for the year, the Value Discovery Fund eked out a small moral victory with a gain of 0.66%

                                Despite the disappointing 1998 performance of the small cap asset class, we feel fortunate to have outperformed the Russell 2000 benchmark and Russell 2000 Value** and, according to Morningstar, Inc., 82% of all small cap value funds.*** This performance builds on our strong up 33.5% in 1997, a strong up market year when the Russell 2000 was up 22.4%.


December 31, 1998                                               Annual Report  7

[PHOTO OF CAPPY PRICE]          Our investment discipline attempts to deliver
                                superior investment performance through superior stock selection while neutralizing sector risk.
                                As a result, the Fund's overall sector
                                allocation was comparable to that of the Russell
                                2000 benchmark in 1998 effectively neutralizing sector risk. The only significant individual sector divergence was technology where our exposure was 2.9% at the end of the year relative to the Russell's 13.6%. This cautious stance results from our near-term outlook for the fundamental operating performance of the value stocks we monitor in the technology sector. Many companies are announcing that business performance is below expectations. The rally in many technology stocks has priced in a solid recovery. Therefore, reality may underperform expectations resulting in disappointment. Most of the technology rally occurred in growth stocks rather than the value stocks we purchase. In 1998, Russell 2000 growth technology stocks were up 17.2%, Russell 2000 technology stocks were up 12.7% and Russell 2000 value technology stocks were down 4.4%. In the month of December, Russell 2000 growth and Russell 2000 technology stocks were up 12.7% and 10.6%, respectively. Value technology stocks were only up 1.9%. Growth technology stocks represented five of the top ten contributors and added a full percentage point to the Russell
                                2000 index's 1998 returns; two of those five were Internet stocks. There is a bit of a casino-mentality in the market these days. We will continue to tread cautiously in sectors where this is apparent and will add only very selectively to technology in the future.

                                One of the worst contributors to returns for the Russell 2000 and Russell 2000 Value Indexes in 1998 was the REIT sector. We believe REITs are now attractively priced, with many selling below the value of their real estate portfolios despite solid cash flow growth and very attractive yields. We have increased our REIT weighting to 12% from roughly 7% at the beginning of the year, representing 40% of our total finance sector exposure. Given their attractive dividend yields, we are in effect being paid to wait for the value to be recognized in this sector. The Russell's weakest sector in 1998 was energy and we were not immune. We have a number of opportunities under evaluation and anticipate increasing our exposure to energy. At the end of the year, we purchased Oregon Steel and Worthington Industries, two steel stocks that boost our exposure to the materials sector. We believe many companies in this sector have bottomed and offer attractive future return potential. We also pruned six positions from our health care exposure throughout 1998 to arrive at a solid core list of holdings. Ibah was bought by Omnicare and left the portfolio while First Health was added at the end of the year. The consumer area was a productive sector for investment in 1998. We doubled-up during the late summer bear market on the children's apparel manufacturer Happy Kids making it the Fund's largest position. We believed earnings expectations would be revised upward due to strong bookings and an excellent product portfolio. Conversely, we reduced positions in Brauns Fashions, Cadmus Communications and Michael's Stores when we realized results would be weaker than expected. These modifications were effective in adding to performance this year. In addition, the apparel company Farah was bought out by Tropical Sportswear adding to performance. Finance was also one of the more productive areas for investment for the fund last year despite the sector's under-performance in the Russell 2000. Particularly rewarding investments that appreciated substantially included Annuity Life & Re, Inspire Insurance Solutions and the MONY Group.

                                We believe 1998 was an important year for small cap value managers to demonstrate their commitment to tax management. Most small cap value funds were down in 1998. Some of these same funds compounded the pain of negative returns by making substantial capital gains distributions to their shareholders. We are proud that, under these circumstances, we were able to enhance the Fund's returns on an after-tax basis by offsetting all short-term and long-term gains with losses in the portfolio. Tax law required the Value Discovery Fund to distribute interest and dividend income for the year in the amount of $0.093 per share. If we had not managed the Fund's tax position the total distribution would have exceeded $1.20 per share. Therefore, the Value Discovery Fund's after-tax return (assuming a 39.6% tax bracket) was 0.37% in 1998 and 31.96% in 1997 resulting in a compounded after-tax return of 15.09% over the past two years.

                                We are optimistic about the future despite the intractable under-performance of small cap stocks relative to large. The valuation disparity between the two continues to be at historic levels. In addition, the Value Discovery Fund trades at a valuation discount to the small cap universe as measured by the P/E ratio at 10.2x 1999 expected earnings vs. 19.5x for the Russell 2000. Meanwhile, the earnings on the Fund's holdings are projected to grow 12% vs. 10% for the Russell 2000. The Fund also exhibits decent absolute value as it is currently trading at 2.0x book value relative to the 2.5x for the Russell 2000. We look forward to the day when the valuation disparity between small cap and large cap narrows meaningfully. In the meantime, thank you for your continued investment and support.


8  William Blair Mutual Funds, Inc.                            December 31, 1998

                                  * The Goldman Sachs Commodity Index is a
                                    composite index of commodity sector returns that is broadly diversified across the spectrum of commodities.

                                 ** The Russell 2000 Value Index is an unmanaged
                                    index that tracks stocks in the Russell 2000
                                    Index with lower price-to-book ratios and lower forecasted growth values.

                                *** This information, provided by Morningstar,
                                    Inc., included the performance of 231
                                    investment companies classified in the Small
                                    Cap Value category ranked by return for the twelve month period ending December 31, 1998.


                                /s/GLENN KLECKA /s/DAVID MITCHELL /s/CAPPY PRICE

                                ------------------------------------------------
                                VALUE DISCOVERY FUND
                                ------------------------------------------------

                                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS


                              [PERFORMANCE GRAPH]


Value Discovery Fund   $10,000   9,700   11,100   14,000   13,300   15,000   14,600   12,000   13,400
  Russell 2000 Index   $10,000   9,500   11,000   12,700   12,200   13,500   12,800   10,300   11,900

December 31, 1998                                               Annual Report  9

--------------------------------------------------------------------------------
VALUE DISCOVERY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1998 (all amounts in thousands)

-----------------------------------------------------  -------
SHARES                                                  VALUE
-----------------------------------------------------  -------
COMMON STOCKS
FINANCIAL SERVICES--31.4%
    49      A R M Financial Group, Inc. .............  $ 1,094
    50      Amerus Life Holdings, Inc., Class "A"....    1,125
    42      Annuity & Life Re Holdings, PLC (ADR)....    1,137
    85      Brandywine Realty Trust..................    1,512
    42      CCA Prison Realty Trust..................      853
    94      Equity One, Inc. ........................      852
    51      First Industrial Realty Trust............    1,368
   100      *Matrix Capital Corporation..............    1,355
    50      *Mony Group, Inc. .......................    1,565
    27      SCPIE Holdings, Inc. ....................      803
    85      *Seacoast Financial Services
            Corporation..............................      871
    30      Statewide Financial Corporation..........      578
    45      Walden Residential Properties, Inc. .....      924
                                                       -------
                                                        14,037
                                                       -------

CONSUMER DISCRETIONARY--14.8%
    52      *Brauns Fashion Corporation..............      490
    35      Cadmus Communications Corporation........      666
   155      *Happy Kids, Inc. .......................    1,970
    38      *Michaels Stores, Inc. ..................      682
   163      Pizza Inn, Inc. .........................      724
    45      Russ Berrie & Co., Inc. .................    1,046
    64      *Shoe Carnival, Inc. ....................      712
    45      *Sunglass Hut International, Inc. .......      312
                                                       -------
                                                         6,602
                                                       -------

MATERIALS--9.6%
     5      American Business Products, Inc. ........      118
    79      Easco, Inc. .............................      613
    32      *Hawk Corporation........................      267
    29      *N C I Building Systems, Inc. ...........      810
    78      Oregon Steel Mills, Inc. ................      926
    22      USG Corporation..........................    1,100
    36      Worthington Industries, Inc. ............      456
                                                       -------
                                                         4,290
                                                       -------

HEALTHCARE-RELATED SPECIALTIES--8.4%
    70      *First Health Group Corporation..........    1,163
    29      *Maxxim Medical, Inc. ...................      866
   161      *Response Oncology, Inc. ................      655
    52      *Sierra Health Services, Inc. ...........    1,091
                                                       -------
                                                         3,775
                                                       -------

-----------------------------------------------------  -------
SHARES OR PRINCIPAL AMOUNT                              VALUE
-----------------------------------------------------  -------
COMMON STOCKS--(CONTINUED)
PRODUCER DURABLES--8.1%
    54      *Browne & Sharpe Manufacturing Company...  $   431
    36      *Denison International PLC (ADR).........      450
    41      *Doncasters PLC (ADR)....................      664
    58      LSI Industries, Inc. ....................    1,301
    51      Omniquip International, Inc. ............      770
                                                       -------
                                                         3,616
                                                       -------

AUTOS AND TRANSPORTATION--5.7%
    80      *International Total Services, Inc. .....      400
    25      *Landstar System, Inc. ..................    1,027
    50      *Stoneridge, Inc. .......................    1,138
                                                       -------
                                                         2,565
                                                       -------

UTILITIES--5.4%
    41      Illinova Corporation.....................    1,030
    36      T N P Enterprises, Inc. .................    1,381
                                                       -------
                                                         2,411
                                                       -------

TECHNOLOGY--2.9%
   182      *Overland Data, Inc. ....................    1,300
                                                       -------

ENERGY--1.7%
    26      *Cal Dive International, Inc. ...........      531
    26      *Unifab International, Inc. .............      210
                                                       -------
                                                           741
                                                       -------

CONSUMER STAPLES--1.5%
    45      Sanderson Farms, Inc. ...................      684
                                                       -------

MULTI-INDUSTRY--1.1%
    44      *Global Industrial Technologies, Inc. ...      470
                                                       -------

TOTAL COMMON STOCKS--90.6%
  (cost $35,929).....................................   40,491
                                                       -------
SHORT-TERM INVESTMENT--9.8%
$4,385      Investors Bank & Trust Company
              Repurchase Agreement 4.25%, dated
              12/31/98 collateralized by U.S.
              Government security with a market value
              of $4,605, 1/4/99 repurchase date (cost
              $4,385)................................    4,385
                                                       -------

TOTAL INVESTMENTS--100.4%
  (cost $40,314).....................................   44,876

LIABILITIES, LESS CASH AND OTHER ASSETS--(.4%).......     (201)
                                                       -------

NET ASSETS--100.0%...................................  $44,675
                                                       =======

---------------
* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.

10  William Blair Mutual Funds, Inc.                          December 31, 1998

                                ------------------------------------------------
                                INTERNATIONAL GROWTH FUND
                                ------------------------------------------------

                                ------------------------------------------------
                                PERFORMANCE HIGHLIGHTS
                                ------------------------------------------------

                                ------------------------------------------------
                                  1998       1997      1996     1995       1994
                                ------     ------    ------    -----     ------
International Growth Fund ...... 11.46%      8.39%    10.20%    7.22%     (.04)%
  MCI AC WLD ex US Index* ...... 14.46       2.04      6.68     9.94      6.63
  Lipper International Index ... 12.66       7.27     14.43    10.02      (.74)

  Past performance does not predict future performance.

                                ------------------------------------------------
                                INVESTOR INFORMATION
                                ------------------------------------------------

                                ------------------------------------------------
                                  1998    1997     1996      1995      1994
                                ------  ------   ------    ------    -------
Ending Net Assets
  (in millions). ...............  $140    $129     $105       $90       $70
Portfolio Turnover Rate (%).....    98     102       89        77        40
Expense Ratio (%)...............  1.36    1.43     1.44      1.48      1.51

                                ------------------------------------------------
                                *Morgan Stanley Capital International All
                                Country World (Free) except U.S. Index.


                                ------------------------------------------------
                                A LETTER FROM THE PORTFOLIO MANAGER
                                ------------------------------------------------

                                Dear Shareholders:

                                The second half of 1998 brought first a
[PHOTO OF W. GEORGE GREIG]      frightening crisis atmosphere and then a
                                startling turnaround in global equity markets.
                                As the financial crisis in emerging markets spread across the globe, the collapse of speculative Russian debt positions and the unforeseen (and ill-advised) leverage of
                                Long-Term Capital Management created a sense of panic in financial institutions. By late
                                September, the financial markets were focused on the banking system's exposure to emerging markets and to hedge funds (an unknown quantity but clearly greater than total global bank capital)--and fear was growing that a classic financial panic might be at hand, with the potential for an accompanying global debt-deflation recession. In two months the S&P
                                500 corrected by 20% and the MSCI World Index* fell by 21%, with many smaller companies and financial stocks down by 50% or more.

                                Acknowledging the threat of illiquidity and deflation, the Federal Reserve lowered interest rates three times in the second half of the year, followed by dozens of other central banks. Money growth accelerated as central banks eased and strong banks picked up the slack from weakened credit markets. With investor confidence rapidly restored, a powerful fourth quarter recovery in equity markets worldwide brought international returns back to positive territory for the year, with the International Growth Fund posting a 11.5% return for 1998 as against a total return of 14.5% for the benchmark MSCI All Country World ex US Index. By contrast, reflecting weaker liquidity and greater perceived risk, the MSCI Emerging Markets (Free) Index fell 25.3% for the year, and the new Small Cap MSCI All Country World ex US Index** fell 1.1%.

                                At year-end, most indices, at least in North
                                America and Europe, were close to their mid-year levels. Asian markets had in many cases recovered substantially from their earlier lows, and there were increasing signs of an economic bottom in Asia's worst-hit countries. As we move into 1999, global markets are being buoyed by growth in the information and communications sectors, speculation on the benefits of restructuring-related mergers, and the potential increment to growth and efficiency from a successful introduction of the euro. For the present, these factors are overshadowing concerns about slowing in the manufacturing sectors and continuing imbalances in the financial system.

                                What President Clinton referred to as `the greatest financial crisis in half a century' has seemingly been contained, if not eliminated. There will be, in all likelihood, episodes of volatility of expectations in 1999 that will


December 31, 1998                                              Annual Report  11
                                again test investors' confidence. But there is no reason at this point to depart from a base assumption of moderate, non-inflationary growth, driven mainly by the service sectors. In a broad sense, this scenario should continue to set a backdrop for an investment strategy based on superior earnings performance in a relatively stable interest rate environment.

                                /s/ W. GEORGE GREIG


                                * The MSCI World Index is an index consisting of developed and emerging world markets.

                                ** The MSCI Small Cap Indices were established
                                   in January, 1998. Figures shown are for the 11 months ended December 31, 1998. The MSCI Small Cap All Country World ex US Index is an unmanaged index comprised of companies within the market capitalization range of $200 million to $800 million across 23 developed markets.

                                ---------------------------------------------
                                INTERNATIONAL GROWTH FUND
                                ---------------------------------------------

                                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS


                              [PERFORMANCE GRAPH]

   International Growth Fund  $10,000  10,100  11,400  13,500  14,000  13,500  13,300
MSCI All country World ex-US  $10,000   9,900  11,300  13,700  13,700  13,600  14,000
  Lipper International Index  $10,000   9,700  11,900  13,100  14,000  13,900  14,300

   International Growth Fund   14,500  15,700  16,000  18,500  17,300  19,900  19,300
MSCI All country World ex-US   15,000  16,300  17,200  19,600  18,400  21,300  20,800
  Lipper International Index   15,300  16,100  16,400  18,400  16,700  18,700  19,100


12  William Blair Mutual Funds, Inc.                           December 31, 1998

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1998 (all amounts in thousands)

----------------------------------------------------   --------
SHARES                                                  VALUE
----------------------------------------------------   --------
COMMON STOCKS
EUROPE--32.6%

BELGIUM--0.7%
       4      Barco Industries NV (Visualization
                systems)............................   $    981
                                                       --------
FINLAND--4.0%
       5      Fiskars AB - A (Homewares producer)...        106
      45      Nokia AB - A (Telecommunications
                equipment)..........................      5,469
                                                       --------
                                                          5,575
                                                       --------

FRANCE--7.0%
       6      Altran Technologies (Aerospace
                technology).........................      1,324
      19      AXA Company (Multi-line insurance)....      2,777
       7      Cap Gemini (Computer services and
                consultancy)........................      1,121
      12      Cegedim (Healthcare database
                service)............................        551
      25      *Genset - ADR (Gene therapy
                products)...........................        691
       3      Promodes (Food distribution)..........      2,178
      10      Royal Canin (Pet food
                manufacturing)......................        625
      30      *Transgene - ADR (Gene therapy
                products)...........................        461
                                                       --------
                                                          9,728
                                                       --------

GERMANY--2.7%
      25      Douglas Holding AG (Retailer).........      1,515
      20      Henkel KGAA (Specialty chemicals).....      1,608
      10      *Qiagen NV (Biotechnology
                equipment)..........................        641
                                                       --------
                                                          3,764
                                                       --------

IRELAND--1.2%
     100      CRH PLC (Building materials)..........      1,699
                                                       --------

ITALY--4.6%
     300      Banca Comerciale Italiana (Banking)...      2,074
     600      *Banca Nazionale Lavoro (Banking).....      1,785
     600      *Banco di Napoli (Banking)............        848
     400      Credito Emiliano (Investment
                banking)............................      1,172
     100      Pagnossin SpA (Ceramics)..............        555
                                                       --------
                                                          6,434
                                                       --------

NETHERLANDS--2.6%
      80      Computer Management Group (IT
                services)...........................      2,107
      25      Heineken NV (Alcoholic beverages).....      1,503
                                                       --------
                                                          3,610
                                                       --------

NORWAY--0.8%
     130      *Tandberg Television ASA (Digital
                broadcast equipment)................      1,078
                                                       --------
SPAIN--2.8%
      40      Cortefiel SA (Apparel design and
                sale)...............................      1,054
      50      Sol Melia SA (Hotel management).......      1,744
      40      *Superdiplo SA (Supermarket chain)....      1,126
                                                       --------
                                                          3,924
                                                       --------
SWEDEN--0.9%
      85      *Modern Times Group (Publishing)......      1,255
                                                       --------

----------------------------------------------------   --------
SHARES                                                   VALUE
----------------------------------------------------   --------
EUROPE--(CONTINUED)
SWITZERLAND--5.3%
       2      Belimo Automation AG (Ventilation
                controls)...........................   $    669
       2      Novartis AG (Consumer healthcare).....      3,140
       8      Swisslog Holdings AG (Logistics
                systems)............................        727
       4      Zurich Allied AG (Multi-line
                insurance)..........................      2,956
                                                       --------
                                                          7,492
                                                       --------

UNITED KINGDOM--14.9%
     200      Bank of Scotland (Banking)............      2,382
     150      Capita Group PLC (Commercial
                services)...........................      1,384
      50      *Colt Telecom PLC
                (Telecommunications)................        744
     165      Compass Group (Food services).........      1,887
     150      Filtronic PLC (Cellular telecom
                equipment)..........................      1,501
     250      Firstgroup PLC (Transportation
                services)...........................      1,655
     400      Hays PLC (Distribution/personnel
                services)...........................      3,504
     200      Kwik-Fit Holdings PLC
                (Retail/automotive).................      1,599
      75      Luminar PLC (Theme pubs and
                restaurants)........................        838
     300      Misys PLC (Computer systems)..........      2,181
     190      Vodafone Group PLC (Mobile
                telecommunications services)........      3,080
                                                       --------
                                                         20,755
                                                       --------

CANADA--9.5%
     125      *Berkely Petroleum Corporation (Oil
                and gas)............................        946
      55      *Biochem Pharma Inc - ADR
                (Preventative pharmaceuticals)......      1,574
      50      Four Seasons Hotels Inc. (Hotels).....      1,469
      25      *IMAX Corporation (Cinema equipment
                and operations).....................        806
      50      Intrawest Corp. (Ski and resort
                operations).........................        844
      60      *JDS Fitel (Fiberoptic components)....      1,488
      20      Magna International Inc. (Automotive
                components producer)................      1,245
      70      Newcourt Credit Group (Financial
                services)...........................      2,445
      40      Suncor Energy Inc. (Oil and gas)......      1,201
     100      *Synsorb Biotech (Pharmaceuticals)....        258
      50      Trizec Hahn Corp. (Real estate).......      1,028
                                                       --------
                                                         13,304
                                                       --------

JAPAN--19.2%
     260      Bank of Tokyo Mitsubishi (Banking)....      2,686
       9      Bellsystem24 Incorporated
                (Telemarketing).....................      2,003
      10      Don Quijote Company (Retailer)........      1,104
      30      Fuji Soft ABC Inc. (Software
                developer)..........................      1,523
      20      Fujitsu Service & Support (IT
                services)...........................      1,439
      30      Hitachi Software (Computer software
                developer)..........................        872
      30      Ito-En Ltd. (Soft drinks).............      1,544
      30      Kawasumi Labs (Medical equipment
                maker)..............................        588
      20      Matsumotokiyoshi (Supermarket
                operators)..........................        772
      33      *Megachips Corp. (Electronic
                components).........................      1,268
     300      Nikko Securities Co. (Investment
                banking)............................        834
       1      NTT Mobile Communications (Mobile
                telecommunications services)........      2,464
      25      Orix Company (Leasing company)........      1,863

                See accompanying Notes to Financial Statements.
December 31, 1998                                             Annual Report   13

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1998 (all amounts in thousands)

----------------------------------------------------   --------
SHARES                                                   VALUE
----------------------------------------------------   --------
JAPAN--(CONTINUED)
      24      People Company, Ltd. (Fitness
                clubs)..............................   $    848
      50      Ralse Company, Ltd. (Supermarket
                chain)..............................        742
      15      Ryohin Keikaku Company, Ltd.
                (Retail/specialty)..................      1,993
      28      Softbank Corporation (Software
                distribution).......................      1,663
      50      *Terashima (Pharmaceutical store
                operator)...........................        675
     .15      *Yahoo! Japan Corp. (Internet search
                service)............................      1,125
      35      Yamada Denki (Large scale retail
                stores).............................        779
                                                       --------
                                                         26,785
                                                       --------

ASIA--6.7%

AUSTRALIA--2.1%
     120      Brambles Industries Ltd.
                (Transport).........................      2,922
                                                       --------
HONG KONG--3.2%
     400      Cheung Kong (Property development)....      2,878
     500      Li & Fung Limited (Investment holding
                company)............................      1,036
     225      Smartone Telecommunications (Mobile
                telecommunications services)........        624
                                                       --------
                                                          4,538
                                                       --------

NEW ZEALAND--0.5%
     200      Warehouse Group Limited (Retail)......        647
                                                       --------

SINGAPORE--0.9%
     350      Avimo Group Limited (Precision
                optics).............................        549
     350      GP Batteries Int'l Ltd. (Batteries)...        746
                                                       --------
                                                          1,295
                                                       --------
EMERGING ASIA--6.6%

CHINA--2.2%
   2,000      China Resources Beijing Land (Property
                investment and management)..........        498
      30      *China Telecom - ADR (Wireless telecom
                services)...........................      1,025
     800      Cosco Pacific Ltd. (Container leasing
                & handling).........................        333
   1,600      First Tractor Co. - H (Agricultural
                equipment manufacturer).............        366
   1,750      Legend Holdings Ltd. (Personal
                computers)..........................        616
     554      Shenzhen Fangda Co. Ltd. - B (Building
                materials)..........................        270
                                                       --------
                                                          3,108
                                                       --------
INDIA--1.4%
    .024      Housing Dev. Finance Corp. (Housing
                finance)............................          1
      10      Infosys Technologies Ltd.
                (Software)..........................        697
     185      MTNL (Telecommunication services).....        799
      25      Punjab Tractors Ltd. (Tractors).......        468
                                                       --------
                                                          1,965
                                                       --------

----------------------------------------------------   --------
SHARES                                                  VALUE
----------------------------------------------------   --------
EMERGING ASIA--(CONTINUED)

INDONESIA--0.8%
   1,650      PT Lautan Luas (Specialty
                chemicals)..........................   $    402
   2,800      PT Ramayana Lestari (Retail department
                store)..............................        658
                                                       --------
                                                          1,060
                                                       --------

PHILIPPINES--0.5%
   1,500      *Jollibee Foods Corp. (Fast food
                restaurants)........................        691
                                                       --------

SOUTH KOREA--1.0%
      33      Samsung Securities Co. (Investment
                banking)............................        903
       8      Samsung Electronics (Consumer
                electronic products)................        535
                                                       --------
                                                          1,438
                                                       --------

TAIWAN--0.4%
     175      *Compal Electronics (PC Notebooks)....        569
                                                       --------

THAILAND--0.3%
     325      *Tipco Asphalt Co. (Building
                materials)..........................        472
                                                       --------

EMERGING EUROPE, MID-EAST, AFRICA--3.1%

GREECE--0.5%
      22      Chipita (Snacks and bakery
                products)...........................        716
                                                       --------

HUNGARY--0.8%
     190      Matav RT (Telecommunications
                company)............................      1,086
                                                       --------

EGYPT--0.3%
      20      Oriental Weavers (Textiles)...........        443
                                                       --------

BOTSWANA--0.5%
      60      Barclays Bank of Botswana (Banking)...        244
     350      Sechaba Brewery Holdings
                (Beverages).........................        406
                                                       --------
                                                            650
                                                       --------

SOUTH AFRICA--1.0%
     103      Comparex Holdings Ltd. (Software).....        831
     993      Metro Cash & Carry (Food wholesale)...        657
                                                       --------
                                                          1,488
                                                       --------

LATIN AMERICA--2.2%

BRAZIL--0.4%
      31      Brasil Distrib Pao Acucar - ADR
                (Household products distributor)....        482
                                                       --------

CHILE--0.6%
      25      Laboratorio Chile S.A. - ADR (Generic
                drugs)..............................        359
      20      Vina Concha y Toro - ADR (Winery).....        505
                                                       --------
                                                            864
                                                       --------

                See accompanying Notes to Financial Statements.

14  William Blair Mutual Funds, Inc.                          December 31, 1998

--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1998 (all amounts in thousands)

----------------------------------------------------   --------
SHARES                                                  VALUE
----------------------------------------------------   --------
MEXICO--1.2%
     318      *Corporacion Geo (Real estate)........   $    881
     300      FEMSA - UB (Beverages)................        813
                                                       --------
                                                          1,694
                                                       --------
TOTAL COMMON STOCKS--94.8%
  (cost $104,280)...................................    132,512
                                                       --------

PREFERRED STOCKS
BRAZIL--0.6%
  63,600      EMBRAER - PN (Aircraft manufacturer)...       789
                                                       --------

GERMANY--1.4%
      15      Fielmann AG (Optical retailer)........        720
       2      Wella AG (Health and personal
                products)...........................      1,251
                                                       --------
                                                          1,971
                                                       --------
TOTAL PREFERRED STOCKS--2.0%
  (cost $2,536).....................................      2,760
                                                       --------

----------------------------------------------------   --------
SHARES OR PRINCIPAL AMOUNT                               VALUE
----------------------------------------------------   --------
SHORT-TERM INVESTMENT--3.9%
$  5,443      Investors Bank & Trust Company
                Repurchase Agreement, 4.25%, dated
                12/31/98, collateralized by U.S.
                Government securities with a market
                value of $5,715, 1/4/99 repurchase
                date (cost $5,443)..................   $  5,443
                                                       --------
TOTAL INVESTMENTS--100.7%   (cost $112,259).........    140,715
LIABILITIES, LESS CASH AND OTHER ASSETS--(0.7)%.....       (969)
                                                       --------
NET ASSETS--100.0%..................................   $139,746
                                                       ========

---------------
* Non-income producing securities
GDR = Global Depository Receipt
ADR = American Depository Receipt

At December 31, 1998, the Fund's Portfolio of Investments includes the following categories:
Commercial Services - 9.4%; Consumer Durables - 0.1%; Consumer Non-Durables - 7.9%; Consumer Services - 8.2%; Electronic Technology - 11.4%; Energy Minerals - 1.6%; Finance - 20.9%; Health Services - 0.4%; Health Technology - 5.0%; Industrial Services - 1.0%; Non-Energy Minerals - 1.6%; Process Industries - 0.6%; Producer Manufacturing - 4.3%; Retail Trade - 11.8%; Technology Services - 7.1%; Transportation - 1.5%; and Utilities - 7.2%

                See accompanying Notes to Financial Statements.


December 31, 1998                                             Annual Report   15

                                ------------------------------------------------
                                EMERGING MARKETS GROWTH FUND
                                ------------------------------------------------

                                ------------------------------------------------
                                PERFORMANCE HIGHLIGHTS
                                ------------------------------------------------

                                ------------------------------------------------
                                DECEMBER 31, 1998)(a)
                                ---------------------
Emerging Markets Growth Fund ...              (23.70)%
   Morgan Stanley Capital
   International Emerging Markets
     (Free) Index ..............              (28.92)

   Past performance does not predict future performance.


                                ------------------------------------------------
                                INVESTOR INFORMATION
                                ------------------------------------------------

                                DECEMBER 31, 1998(a)
                                --------------------
Ending Net Assets (in millions) ...         $4
Portfolio Turnover Rate (%)........        226(b)
Expense Ratio (%)..................       2.25(b)(c)

                                ------------------------------------------------
                                (a) For the period May 1, 1998 (Commencement of
                                    Operations) to December 31, 1998.
                                (b) Rates are annualized.
                                (c) Without the waiver of expenses the expense
                                    ratio would have been 6.35%.

                                ------------------------------------------------
                                A LETTER FROM THE PORTFOLIO MANAGERS
                                ------------------------------------------------

                                Dear Shareholders:

[PHOTO OF W. GEORGE GREIG]      After significant declines in both the second
                                and third quarters of 1998, the fourth quarter brought a partial recovery in emerging markets, particularly in Asia. At its worst, in early
                                September, the benchmark MSCI Emerging Markets
                                (Free) Index was down 42.7% for the year, but the total return for the year as a whole was -25.3%. For the eight months in which the Emerging Markets Growth Fund operated, its return was -23.7% versus the index's -28.9%.

                                Shocked by the severity of the Asian recession
                                in early 1998, investors abandoned emerging
                                market debt and equity completely in the
                                aftermath of the Russian crisis. But as the
                                Federal Reserve was beginning to contemplate
[PHOTO OF JEFFREY A. URBINA]    easing monetary policy in September, divergences
                                in liquidity trends among emerging markets themselves began to have an impact on their financial markets. Collapsing import volumes in the Asian crisis countries meant that Korea, Thailand, Malaysia and Indonesia improved their current account balances dramatically. Combined with ongoing foreign direct investment, this improvement meant that most Asian currencies were able to stabilize and even strengthen during the second half. With the Japanese yen beginning to strengthen against the dollar in the fourth quarter and the Fed reducing US interest rates, interest rates fell significantly throughout Asia during the fourth quarter. Equity markets rallied strongly as a result, rising 85.4% in Korea, 42.0% in Thailand, 63.4% in Malaysia, and 67.3% in
                                Indonesia on a local currency basis over the last three months of 1998.


16 William Blair Mutual Funds, Inc.                            December 31, 1998

                                On the other hand, because of slumping commodity prices and poor budgetary conditions, current account deficits tended to worsen in Latin America over the course of the year, leading to higher real interest rates which in turn weakened both economic prospects for the region and equity market performance. Argentina, Mexico, and especially Brazil continue to struggle toward fiscal reconstruction, but none has yet found the formula that will restore foreign investor confidence fully.

                                Only a handful of the 25 or so significant emerging equity markets showed a positive return for 1998; indeed, only about half of all emerging markets even showed positive economic growth--an event unprecedented in at least the last 25 years. We have yet to see recovery fully take hold in Asia; there are difficult hurdles to clear in rehabilitating the region's banks, and legal obstacles to be overcome in clearing the asset markets. Latin America must find a way to attract stable foreign financing at reasonable interest rates. Eastern Europe must continue to grow in the face of weakening manufacturing activity in the Euro zone and a collapse in Russia. These challenges are not insurmountable, but emerging market recovery will probably require continued growth in Western economies at 1998's level or better, successful containment of deflation, and no letup in financial and fiscal reforms within the crisis economies themselves. Whether or not these conditions are met will have a lot to do with not only the continuation of the emerging market rally but also with the risk-return profile of the world as a whole.

                                /s/ W. GEORGE GREIG       /s/ JEFFREY A. URBINA

                                ------------------------------------------------
                                EMERGING MARKETS GROWTH FUND
                                ------------------------------------------------

                                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000


                              [PERFORMANCE GRAPH]



Emerging Markets Growth Fund     $10,000      8,700      6,640       7,630
              MSCI EMF Index     $10,000      7,660      6,020       7,108


December 31, 1998                                              Annual Report  17

--------------------------------------------------------------------------------
EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1998 (all amounts in thousands)

------------------------------------------------------   ------
SHARES                                                   VALUE
------------------------------------------------------   ------
COMMON STOCKS

ASIA--47.1%
CHINA--14.1%
      4      *China Telecom - ADR (Wireless telecom
               services)..............................   $  139
    400      First Tractor Co. - H (Agricultural
               equipment manufacturer)................       91
    500      China Resources Beijing Land (Property
               investment and management).............      125
    350      Legend Holdings Ltd. (Personal
               computers).............................      123
    108      Shenzhen Fangda Co., Ltd. - B (Building
               materials).............................       53
                                                         ------
                                                            531
                                                         ------

INDIA--8.8%
     30      MTNL (Telecommunication services)........      130
      5      Punjab Tractors (Tractors)...............       94
      2      Infosys Technologies Ltd. (Software).....      105
                                                         ------
                                                            329
                                                         ------

INDONESIA--4.8%
    350      PT Lautan Luas (Specialty chemicals).....       85
    400      PT Ramayana Lestari (Retail department
               store).................................       94
                                                         ------
                                                            179
                                                         ------

PHILIPPINES--3.7%
    300      *Jollibee Foods Corp. (Fast food
               restaurants)...........................      138
                                                         ------

SOUTH KOREA--8.2%
      8      Samsung Securities Co. (Investment
               banking)...............................      219
      1      Samsung Electronics (Consumer electronic
               products)..............................       90
                                                         ------
                                                            309
                                                         ------

TAIWAN--4.6%
     53      *Compal Electronics (PC Notebooks).......      172
                                                         ------

THAILAND--2.9%
     75      *Tipco Asphalt Co. (Building
               materials).............................      109
                                                         ------

EUROPE, MID-EAST, AFRICA--19.1%

GREECE--2.6%
      3      Chipita (Snacks and bakery products).....       98
                                                         ------
HUNGARY--4.6%
     30      Matav RT (Telecommunications company)....      172
                                                         ------

------------------------------------------------------   ------
SHARES OR PRINCIPAL AMOUNT                               VALUE
------------------------------------------------------   ------
EUROPE, MID-EAST, AFRICA--(CONTINUED)

EGYPT--2.9%
      5      Oriental Weavers (Textiles)..............   $  111
                                                         ------

BOTSWANA--1.9%
     60      Sechaba Brewery Holdings (Beverages).....       70

SOUTH AFRICA--7.1%
     13      Comparex Holdings Ltd. (Software)........      101
    250      Metro Cash & Carry (Food wholesale)......      165
                                                         ------
                                                            266
                                                         ------

LATIN AMERICA--12.9%

BRAZIL--1.6%
      4      Brasil Distrib Pao Acucar - ADR
               (Household products distributor).......       62
                                                         ------

CHILE--3.1%
      8      Laboratorio Chile S.A. - ADR (Generic
               drugs).................................      115
                                                         ------

MEXICO--8.2%
     63      *Corporacion Geo (Real estate)...........      173
     50      FEMSA - UB (Beverages)...................      135
                                                         ------
                                                            308
                                                         ------

TOTAL COMMON STOCKS--79.1%
             (Cost $2,810)............................    2,969
                                                         ------

TOTAL PREFERRED STOCK--4.6%

BRAZIL--1.6%
 14,000      EMBRAER - PN (Aircraft manufacturer)
               (Cost $211)............................      174
                                                         ------

TOTAL SHORT-TERM INVESTMENT--23.7%
$   888      Investors Bank & Trust Company
               Repurchase Agreement 4.25%, dated
               12/31/98 collateralized by U.S.
               Government security with a market value
               of $932, 1/4/99 repurchase date (cost
               $888)..................................      888
                                                         ------

TOTAL INVESTMENTS--107.4%
  (Cost $3,909).......................................    4,031

LIABILITIES, LESS PLUS CASH AND OTHER
  ASSETS--(7.4%)......................................     (277)
                                                         ------

NET ASSETS--100.0%....................................   $3,754
                                                         ======

---------------
* Non-income producing securities
ADR = American Depository Receipt

At December 31, 1998, the Fund's Portfolio of Investments includes the following categories:
Consumer Non-Durables -- 14.0%; Electronic Technology -- 15.6%;
Finance -- 16.5%; Non-Energy Minerals -- 3.5%; Process Industries -- 6.3%; Producer Manufacturing -- 13.0%; Retail Trade -- 13.9%; Technology
Services -- 3.2% and Utilities -- 14.0%.


18  William Blair Mutual Funds, Inc.                          December 31, 1998

                            ----------------------------------------------------
                            INCOME FUND
                            ----------------------------------------------------

                            --------------------------------------------------------------------------------
                            PERFORMANCE HIGHLIGHTS
                            --------------------------------------------------------------------------------

                            --------------------------------------------------------------------------------
                                       1998          1997         1996          1995          1994
                            --------------------------------------------------------------------------------
Income Fund.....................       7.07%         8.03%        3.07%        14.37%        (0.74)%
  Lehman Intermediate Govt./
     Corp. Index................       8.44          7.87         4.05         15.33         (1.93)

Past performance does not predict future performance.


                            --------------------------------------------------------------------------------
                            INVESTOR INFORMATION
                            --------------------------------------------------------------------------------

                            --------------------------------------------------------------------------------
                                       1998          1997         1996          1995          1994
                            --------------------------------------------------------------------------------

Ending Net Assets (in millions).       $188          $160         $150          $147          $144
Portfolio Turnover Rate (%).....         96            83           66            54            63
Expense Ratio (%)...............        .71           .71          .70           .68           .68

                            --------------------------------------------------------------------------------

                                ------------------------------------------------
                                A LETTER FROM THE PORTFOLIO MANAGER
                                ------------------------------------------------


                                Dear Shareholders:

                                In the last letter, the reduced level of
[PHOTO]                         volatility was highlighted as a major
Bentley M. Myer                 crosscurrent during the first six months of
                                1998. What a difference six months makes!
                                Volatility was very evident during the latter part of 1998, particularly during the months of September and October. The ten year U.S.
                                Treasury note's yield declined from 5.25% in late August to below 4.20% by early October.
                                Then, by early November, yields had retraced about one-half of the earlier decline and eventually settled at 4.65% by year end.

                                During this first period of declining rates, the yield difference or spread between U.S. Treasuries and all other sectors within the aggregate bond market increased to levels not seen for many years. The financial crisis that started overseas and then quickly spread to the U.S. (largely via hedge funds) led to a flight to the safety of U.S. Treasury notes and bonds. All other non-U.S. Treasury securities had dramatic underperformance and since the Income Fund did not have a large position in U.S. Treasuries, the relative performance also suffered.

                                The Income Fund's return of 7.1% for the year trailed the 8.4% return of the Lehman Intermediate Government/Corporate Index and virtually all of the return difference occurred during the September/October period. The Fund's return did, however, well exceed the 5.75% return of the Lipper Short-term Mutual Fund Index.* The monthly dividend of $.0525 was maintained through the year and will remain at that level through the first quarter of 1999. Beyond that, it is hard to forecast a level since we strive to pay out only what is being earned on a current basis and to avoid paying out capital to maintain a dividend level.

                                /s/ Bentley M. Myer

                                * The Lipper Short-term Mutual Fund Index is a composite of short-term mutual bond funds.


December 31, 1998                                               Annual Report 19

                            ----------------------------------------------------
                            INCOME FUND

                            ----------------------------------------------------

                            ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS


                                    [Graph]

-----------------------------
AVERAGE ANNUAL TOTAL RETURN
(PERIOD ENDING 12/31/98)

  1 YEAR                7.07%
  5 YEARS               6.22%
  Since Inception
  (9/25/90)             7.90%
-----------------------------


                   9/90     12/90   6/91    12/91   6/92    12/92   6/93    12/93   6/94    12/94   6/95
     Income Fund  $10,000  10,300  10,800  12,000  12,400  12,800  13,600  13,800  13,600  13,700  14,900
 Lehman Intermed  $10,000  10,400  10,900  11,900  12,300  12,800  13,600  13,900  13,500  13,600  15,000
Govt/Corp.Index

                   12/95    6/96   12/96    6/97   12/97    6/98   12/98
     Income Fund  $15,700  15,700  16,200  16,700  17,500  18,100  18,700
 Lehman Intermed  $15,700  15,700  16,400  16,800  17,700  18,300  19,200
Govt/Corp.Index

Past performance does not predict future performance.







20  William Blair Mutual Funds, Inc.                           December 31, 1998

--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1998 (all amounts in thousands)

--------------------------------------------------------------------------- --------
PRINCIPAL
  AMOUNT                                                                     VALUE
--------------------------------------------------------------------------- --------
U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
   GUARANTEED OBLIGATIONS--49.8%

U.S. TREASURY--19.5%
$  9,500    U.S. Treasury Note, 7.250%, due 5/15/04........................ $ 10,638
   5,950    U.S. Treasury Note, 7.875%, due 11/15/04.......................    6,884
   4,550    U.S. Treasury Note, 6.875%, due 5/15/06........................    5,139
   7,500    U.S. Treasury Note, 6.500%, due 10/15/06.......................    8,308
   5,000    U.S. Treasury Note, 6.625%, due 5/15/07........................    5,615
--------                                                                    --------
  32,500    Total U.S. Treasury Obligations................................   36,584
--------                                                                    --------

 U.S. GOVERNMENT GUARANTEED OBLIGATIONS--0.6%

 SMALL BUSINESS ADMINISTRATION--0.6%
      --    Receipt for Multiple Originator Fees, #3
              0.8180%, due 4/9/09 (Interest Only) WAC......................      852
     322    Loan #100023, 9.375%, due 11/25/14.............................      342
--------                                                                    --------
     322    Total Small Business Administration Obligations................    1,194
--------                                                                    --------


U.S. GOVERNMENT AGENCY GUARANTEED OBLIGATIONS--29.7%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)--15.3%
   1,151    #1429, Tranche K, 9.135%, due 11/15/07.........................    1,168
   7,000    Note, 5.750%, due 4/15/08......................................    7,220
   3,413    #1544, Tranche TM, 9.146%, due 7/15/08.........................    3,510
   1,092    #1693, Tranche S, 7.137%, due 9/15/08..........................    1,088
     815    #1600, Tranche SE, 8.4500%, due 10/15/08.......................      824
   2,003    #1655, Tranche SC, 7.514%, due 12/15/08........................    2,007
     949    #1625, Tranche Sb, 9.500%, due 12/15/08........................      970
     457    #1662, Tranche T, 7.427%, due 1/15/09..........................      464
   6,250    #117, Tranche G, 8.50%, due 1/15/21............................    6,700
   2,286    #1608, Tranche SE, 8.959%, due 6/15/23.........................    2,411
     370    #1542, Tranche S, 14.284%, due 7/15/23.........................      390
   1,958    #1611, Tranche MB, 12.308%, due 11/15/23.......................    2,068
--------                                                                    --------
  27,744    Total FHLMC Mortgage Obligations...............................   28,820
--------                                                                    --------

--------------------------------------------------------------------------- --------
PRINCIPAL
  AMOUNT                                                                     VALUE
--------------------------------------------------------------------------- --------
U.S. GOVERNMENT AGENCY GUARANTEED OBLIGATIONS--(CONTINUED)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--14.4%
$  5,500    Note, 6.00%, due 5/15/08....................................... $  5,784
   1,348    1993-212, Tranche SG, 8.00%, due 11/25/08......................    1,357
   2,678    10.00%, due 9/1/09.............................................    2,846
   1,951    10.50%, due 3/1/10.............................................    2,082
   4,288    8.500%, due 8/1/12.............................................    4,503
   2,420    10.50%, due 1/1/13.............................................    2,642
   1,893    11.50%, due 1/1/13.............................................    2,107
   5,000    1993-79, Tranche SE, 8.370%, due 1/25/22.......................    5,108
     266    1993-19, Tranche SH, 11.2339%, due 4/25/23.....................      291
     356    1994-72, Tranche SA, 9.75%, due 4/25/24........................      367
--------                                                                    --------
  25,700    Total FNMA Mortgage Obligations................................   27,087
--------                                                                    --------
  86,266    Total U.S. Government and U.S. Government Agency
--------      Guaranteed Obligations.......................................   93,685
                                                                            --------

                See accompanying Notes to Financial Statements.

December 31, 1998                                             Annual Report   21

--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1998 (all amounts in thousands)

---------------------------------------------------------  -----------   --------
                                                             CREDIT
PRINCIPAL                                                    RATING
  AMOUNT                                                   (unaudited)    VALUE
---------------------------------------------------------  -----------   --------
COLLATERALIZED MORTGAGE OBLIGATIONS--22.9%
$    605    Polk Co. HFA, 1991-1,
              Tranche A-2, 9.550%,
              due 1/15/11.................................       AAA       $    627
  10,625    Morgan Keegan Funding I,
              L.P., 8.000%, due 4/25/11...................       AA-         10,941
      71    Residential Finance Corp.,
              1991-11, Tranche A-2,
              10.000%, due 4/25/21........................        AA             70
     550    Resolution Trust Corp.,
              1992-2, Tranche A,
              7.9221%, due 8/25/21........................        AA            563
     117    Resolution Trust Corp.,
              1991-3, Tranche A-2,
              10.372%, due 8/25/21........................       AAA            121
   3,297    Bear, Stearns & Co.,
              1992-3B1, 7.548%, due
              5/25/23.....................................        AA          3,358
   4,579    Prudential Home Mortgage,
              1993-62 6.75%, due
              12/26/23....................................       AAA          4,601
     472    Resolution Trust Corp.,
              1992-5, Tranche 5-C,
              8.621%, due 1/25/26.........................        AA            485
   1,257    Goldman Sachs Mortgage
              Security, 98-4M, 7.50%,
              due 12/21/26................................         A          1,277
   1,210    Goldman Sachs Mortgage
              Security, 98-3M, 7.75%,
              due 2/20/27.................................         A          1,239
   5,000    Residential Asset Securities,
              7.125%, due 7/25/27.........................       AAA          5,020
   1,107    Goldman Sachs Mortgage
              Security, 98, 8.00%, due
              9/20/27.....................................         A          1,145
   4,225    Green Tree Home Improvement,
              7.27%, due 6/15/28..........................        A+          4,212
   4,459    Residential Asset Securities,
              98, Tranche A, 6.75%, due 7/25/28...........       AAA          4,496
   4,865    Country Wide Alt Loan, 6.75%,
--------      due 8/25/28.................................       AAA          4,889
                                                                           --------
  42,439    Total Collateralized Mortgage
--------      Obligations.................................                   43,044
                                                                           --------
CORPORATE OBLIGATIONS--16.7%
   1,250    Sears, Roebuck Corp. Medium
              Term Note, 9.75%, due
              3/21/00.....................................        A-          1,316
   1,500    Household Finance Corp.
              Medium Term Note, 10.38%,
              due 12/15/00................................         A          1,639
---------------------------------------------------------  -----------   --------
                                                             CREDIT
PRINCIPAL                                                    RATING
  AMOUNT                                                   (unaudited)     VALUE
---------------------------------------------------------  -----------   ---------
CORPORATE OBLIGATIONS--(CONTINUED)
$  4,050    Salomon Smith Barney,
              6.375%, due 10/1/04........................         A       $  4,085
   3,675    Chubb Corporation, 6.150%,
              due 8/15/05................................       AA+          3,789
   3,350    Applied Materials Inc.,
              6.75%, due 10/15/07........................      BBB+          3,434
   2,775    Amgen, Inc., 6.50%, due
              12/1/07....................................         A          2,906
   2,600    Dover Corp., 6.25%, due
              6/1/08.....................................        A+          2,739
   4,700    Cardinal Health, Inc.,
              6.25%, due 7/15/08.........................         A          4,798
   2,750    Tribune Company, 5.50%, due
              11/15/08...................................         A          2,687
   4,000    Monsanto Company, 5.875%,
--------      due 12/1/08................................         A          3,970
                                                                         ---------
  30,650    Total Corporate Obligations..................                   31,363
--------                                                                 ---------
 159,355    TOTAL LONG TERM INVESTMENTS--89.4%
--------      (cost $165,910)............................                  168,092
                                                                         ---------
SHORT-TERM INVESTMENTS--9.7%
   1,174    Associates Corp. of North America Demand Note,
              4.60%, due 1/1/99...........................      A-1+         1,174
   5,500    General Motors Acceptance
              Corporation, 5.35%-5.38%,
              due 1/5/99-1/22/99..........................       A-2         5,500
   4,000    Prudential Funding Corporation,
              5.36%-5.38%, due 1/11/99-1/21/99............      A-1+         4,000
   5,520    Sears Roebuck Acceptance Corp.,
              5.22%-5.41%, due 1/19/99-2/24/99............      A-1+         5,520
   2,000    Ford Motor Credit Company,
--------      5.20% due 1/20/99...........................      A-2          2,000
  18,194    TOTAL SHORT-TERM INVESTMENTS                                 ---------
--------      (cost $18,194)..............................                  18,194
                                                                         ---------
$177,549    TOTAL INVESTMENTS--99.1%
========      (cost $184,104).............................                 186,286
            CASH AND OTHER ASSETS, LESS
              LIABILITIES--.9%............................                   1,765
                                                                         ---------
            NET ASSETS--100.0%............................                $188,051
                                                                         =========

---------------
WAC = Weighted Average Coupon

                See accompanying Notes to Financial Statements.

 22  William Blair Mutual Funds, Inc.                          December 31, 1998

                                 -----------------------------------------------
                                 READY RESERVES FUND

                                 -----------------------------------------------

                                 PERFORMANCE HIGHLIGHTS
                                 --------------------------------------------------------------------------------
                                             1998          1997         1996          1995          1994
                                 --------------------------------------------------------------------------------
Ready Reserves Fund.............             4.98%        5.01%         4.88%         5.46%         3.70%
   S&P-rated AAA Money
     Market Funds...............             4.95         5.00          4.87          5.45          3.64

Past performance does not predict future performance.

                                 --------------------------------------------------------------------------------
                                 INVESTOR INFORMATION

                                 --------------------------------------------------------------------------------
                                             1998          1997         1996          1995          1994
                                 --------------------------------------------------------------------------------
Ending Net Assets (in millions).             $1,189          $905         $761          $704          $521
Expense Ratio (%)...............                .69           .70          .71           .72           .71
                                 --------------------------------------------------------------------------------


                                -----------------------------------------------
                                A LETTER FROM THE PORTFOLIO MANAGER
                                -----------------------------------------------

                                Dear Shareholders:

                                The financial crisis that started in August led
[PHOTO]                         to a severe squeeze on credit in the capital
Bentley M. Myer                 markets during the months of September and
                                October. The Federal Reserve Board responded by lowering the federal funds rate three times during this relatively short period of time.
                                Liquidity has improved recently and with the economy showing few signs of slowing, it is likely that the Fed will stay on hold for the time being. However, should another crisis develop that reduces liquidity some more, the Fed is likely to act quickly to lower rates further.


                                All money market yields fell in concert with the Fed changes and the expectation in the market is for still further reductions in the federal funds rate. There is therefore little incentive to extend maturities because longer maturity money market rates are about the same as shorter maturity rates. The Ready Reserves Fund's average maturity reflects this as the current forty day average maturity is at the shorter end of our normal forty to sixty day range.


                                The return for the year was 4.98%, slightly exceeding the 4.95% return of our peer group, the S&P- rated AAA Money Market Funds' average. Assets continued to grow and recently reached a level just above $1.2 billion.




                                /s/ Bentley M. Myer



December 31, 1998                                              Annual Report  23

--------------------------------------------------------------------------------
READY RESERVES FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1998 (all amounts in thousands)

-------------------------------------------------    ----------
PRINCIPAL                                            AMORTIZED
  AMOUNT                                                COST
-------------------------------------------------    ----------
U.S. GOVERNMENT AGENCY GUARANTEED--3.3%
$    1,633    Agency for International
                Development, VRN--Peru
                5.686%, 2/1/99...................    $    1,633
    20,000    Federal Home Loan Bank VRN
                4.988%, 3/10/99..................        19,995
     3,936    Federal Home Loan Mortgage Corp.
                7.00%, 10/1/99...................         3,958
     1,833    Federal Home Loan Mortgage Corp.
                6.50%, 10/1/99...................         1,842
     1,283    Federal National Mortgage
                Association 6.50%, 10/1/99.......         1,288
    10,000    Federal National Mortgage
----------      Association, VRN 5.048%,
                1/5/99...........................         9,998
                                                     ----------
    38,685                                               38,714
----------                                           ----------

              DEMAND NOTE--0.0%
        37    Associates Corporation of North
----------      America, VRN 4.60%, 1/1/99.......            37
                                                     ----------

              VARIABLE RATE NOTE--0.4%
     5,000    General Motors Acceptance Corp, VRN
----------      5.22%, 2/24/99...................         4,995
                                                     ----------

              MEDIUM TERM NOTES--0.4%
     1,000    Chrysler Financial Corporation
                8.42%, 2/1/99....................         1,003
     1,600    General Motors Corporation
                5.70%, 2/9/99....................         1,600
     2,200    Household Finance Corporation
----------      7.70%, 3/8/99....................         2,209
                                                     ----------
     4,800                                                4,812
----------                                           ----------
              FIXED RATE NOTES--0.8%
     1,083    SBC Communications, Inc.
                4.625%, 4/1/99...................         1,082
     2,050    Associates Corporation
                7.50%, 5/15/99...................         2,064
     1,200    Ford Motor Credit Company
                7.90%, 5/17/99...................         1,211
     1,440    General Motors Acceptance Corp.
                8.625%, 6/15/99..................         1,462
     3,000    Paccar Financial Corporation
                6.217%, 7/7/99...................         3,010
     1,000    Norwest Financial
----------      6.375%, 10/1/99..................         1,010
                                                     ----------
     9,773                                                9,839
----------                                           ----------

              COMMERCIAL PAPER--94.8%

              FINANCE--23.9%
     7,900    American Express Credit Company
                5.10%-5.26%, 2/23/99-2/24/99.....         7,839
    48,974    Associates Corporation of North
                America
                5.04%-5.30%, 1/6/99-3/11/99......        48,749
    58,735    Associates First Capital
                Corporation
                5.07%-5.35%, 1/4/99-3/18/99......        58,464
    60,544    Block Financial Corporation
                5.10%-5.33%, 1/7/99-2/26/99......        60,356
    16,222    CIT Group Holdings
                5.05%-5.40%, 2/3/99-3/17/99......        16,079

-------------------------------------------------    ----------
PRINCIPAL                                            AMORTIZED
  AMOUNT                                                COST
-------------------------------------------------    ----------
              COMMERCIAL PAPER--(CONTINUED)
$   35,633    Commercial Credit Corporation
                5.14%-5.17%, 2/2/99-2/8/99.......    $   35,452
    57,824    Household Finance Corporation
----------      5.03%-5.20%, 1/12/99-3/23/99.....        57,502
                                                     ----------
   285,832                                              284,441
----------                                           ----------

              INSURANCE--21.9%
    60,294    American General Corporation
                5.05%-5.32%, 1/11/99-3/12/99.....        59,950
    60,084    American General Finance
                Corporation
                5.06%-5.23%, 1/19/99-3/9/99......        59,826
    57,100    Aon Corporation
                5.30%-5.35%, 1/25/99-2/19/99.....        56,798
    44,950    Marsch & McLennan Inc.
                5.04%-5.19%, 1/25/99-2/25/99.....        44,765
     6,310    MetLife Funding, Inc.
                5.30%, 1/6/99....................         6,305
    29,701    Prudential Funding Corporation
                5.05%-5.33%, 1/21/99-2/18/98.....        29,571
     3,224    USAA Capital Corporation
----------      5.30%, 1/19/99...................         3,215
                                                     ----------
   261,663                                              260,430
----------                                           ----------
              MANUFACTURING--19.3%
    59,519    Chrysler Finance Corporation
                5.14%-5.33%, 1/22/99-2/16/99.....        59,217
    10,000    Dover Corporation
                5.22%, 1/15/99...................         9,980
     9,707    Ford Motor Credit Company
                5.08%-5.26%, 1/27/99-2/23/99.....         9,650
    25,979    General Electric Capital
                Corporation
                5.00%-5.14%, 1/27/99-3/19/99.....        25,811
    60,073    General Electric Capital Services
                of Puerto Rico, Inc.
                5.08%-5.24%, 1/25/99-3/2/99......        59,697
    33,910    General Electric Capital Services
                5.14%-5.30%, 1/20/99-2/18/99.....        33,689
    32,323    General Motors Acceptance Corp.
----------      5.05%-5.29%, 1/13/99-2/23/99.....        32,184
                                                     ----------
   231,511                                              230,228
----------                                           ----------

              UTILITIES--ENERGY & GAS--8.9%
    46,370    Consolidated Natural Gas Corp.
                5.10%-5.15%, 1/19/99-2/8/99......        46,164
    59,665    National Rural Utilities
----------      Cooperative Finance Corporation
                5.00%-5.12%, 1/11/99-3/29/99.....        59,164
                                                     ----------
   106,035                                              105,328
----------                                           ----------

              ENERGY--6.7%
    19,701    Atlantic Richfield & Company
                4.90%-5.07%, 3/1/99-3/5/99.......        19,527
    47,659    Chevron U.K. Investment, plc
                5.05%-5.33%, 1/14/99-3/12/99.....        47,423
    12,890    Mobil, Inc.--Australia
----------      5.28%, 1/29/99...................        12,837
                                                     ----------
    80,250                                               79,787
----------                                           ----------


                See accompanying Notes to Financial Statements.

 24  William Blair Mutual Funds, Inc.                          December 31, 1998

--------------------------------------------------------------------------------
READY RESERVES FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1998 (all amounts in thousands)

-------------------------------------------------    ----------
PRINCIPAL                                            AMORTIZED
  AMOUNT                                                COST
-------------------------------------------------    ----------
              COMMERCIAL PAPER--(CONTINUED)
              CHEMICAL/FOREST--4.2%
$   45,178    DuPont (E.I.) De Nemours & Company
                4.80%-5.29%, 1/7/99-4/14/99......    $   44,964
     5,040    Monsanto Company
----------      5.02%-5.30%, 2/9/99-3/30/99......         5,004
                                                     ----------
    50,218                                               49,968
----------                                           ----------

              ELECTRONIC/TECHNOLOGY--3.5%
    19,180    IBM Corporation
                5.10%-5.24%, 2/4/99-2/11/99......        19,080
    16,577    Motorola Credit, Inc.
                5.07%-5.12%, 2/16/99-2/26/99.....        16,448
     6,100    Motorola, Inc.
----------      5.30%, 1/29/99...................         6,075
                                                     ----------
    41,857                                               41,603
----------                                           ----------

              DRUGS/HEALTH--2.7%
    32,000    Glaxo Wellcome plc
----------      5.05%-5.17%, 2/9/99-3/9/99.......        31,745
                                                     ----------
              MERCHANDISING--2.0%
    23,843    Winn Dixie Stores Inc.
----------      5.07%, 1/5/99-1/12/99............        23,823
                                                     ----------

              OTHER CONSUMER--0.8%
     9,200    Colgate-Palmolive Corporation
----------      5.02%, 12/9/99-12/10/99..........         9,115
                                                     ----------

-------------------------------------------------    ----------
PRINCIPAL                                            AMORTIZED
  AMOUNT                                                COST
-------------------------------------------------    ----------
              COMMERCIAL PAPER--(CONTINUED)
              FOOD/BEVERAGE/TOBACCO--0.6%
$    4,171    Coca-Cola Company
                5.12%, 2/22/99...................    $    4,140
     3,000    Heinz Company
----------      5.12%, 2/9/99....................         2,983
                                                     ----------
     7,171                                                7,123
----------                                           ----------

              UTILITIES--TELEPHONE--0.3%
     4,000    Bell South Telecommunications
----------      5.06%, 2/19/99...................         3,972
                                                     ----------
 1,133,580    TOTAL COMMERCIAL PAPER.............     1,127,563
----------                                           ----------
$1,191,875    TOTAL INVESTMENTS--99.7%
==========      (Cost $1,185,960)................     1,185,960

              CASH AND OTHER NET ASSETS, LESS
              LIABILITIES--0.3%..................         3,091
                                                     ----------
              NET ASSETS--100.0%.................    $1,189,051
                                                     ==========
              PORTFOLIO WEIGHTED AVERAGE
              MATURITY...........................       40 Days

---------------
VRN = Variable Rate Note

                See accompanying Notes to Financial Statements.

December 31, 1998                                             Annual Report   25

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 1998 (all amounts in thousands)

                                                                                EMERGING
                                                      VALUE     INTERNATIONAL   MARKETS                 READY
                                          GROWTH    DISCOVERY      GROWTH        GROWTH     INCOME     RESERVES
                                           FUND       FUND          FUND          FUND       FUND        FUND
                                         --------   ---------   -------------   --------   --------   ----------
ASSETS
Investments, at market (cost $430,657;
  $40,314; $112,259; $3,909; $184,104;
  and $1,185,960, respectively)........  $742,136    $44,876      $140,715       $4,031    $186,286   $1,185,960
Cash...................................        --         --           542            4          --           --
Receivable for:
  Fund shares sold.....................     3,098      2,625           485           24         932       15,517
  Investments sold.....................        --         --         1,161           --           1           --
  Interest and dividends...............       400         77            50            3       1,671          443
  Foreign withholding tax..............        --         --           108           --          --           --
Deferred organization costs............        --         28            --           29          --           --
Other assets...........................        42          1           340           --           5           35
                                         --------    -------      --------       ------    --------   ----------
      Total assets.....................   745,676     47,607       143,401        4,091     188,895    1,201,955
LIABILITIES
Payable for:
  Fund shares redeemed.................     1,135        365         1,741          254         685       11,857
  Investments purchased................     1,893      2,367         1,705           --          --           --
  Dividends............................                   --            --           --          --          103
  Investment advisory fees,
    organization and other costs (Notes
    1 and 2)...........................       445        161           133           66          92          586
Other..................................       147         39            76           17          67          358
                                         --------    -------      --------       ------    --------   ----------
      Total liabilities................     3,620      2,932         3,655          337         844       12,904
                                         --------    -------      --------       ------    --------   ----------
         Net Assets....................  $742,056    $44,675      $139,746       $3,754    $188,051   $1,189,051
                                         ========    =======      ========       ======    ========   ==========
CAPITAL
Capital stock ($0.001 par value 41,295;
  3,446; 9,557; 492; 17,921; and
  1,189,156 shares issued and
  outstanding, respectively)...........  $     41    $     3      $     10       $    1    $     18   $    1,189
Paid-in-surplus........................   430,419     40,175       120,101        4,775     190,107    1,187,966
Net unrealized appreciation on
  investments and foreign currency
  transactions (net of $73 PFIC net
  unrealized gain distribution for
  International Growth Fund only)......   311,479      4,562        28,383          122       2,182           --
Accumulated undistributed net realized
  gain (loss) on investments, futures
  and foreign currency transactions....       117        (74)       (8,748)      (1,145)     (4,368)        (109)
Undistributed net investment income....        --          9            --            1         112            5
                                         --------    -------      --------       ------    --------   ----------
         Net Assets....................  $742,056    $44,675      $139,746       $3,754    $188,051   $1,189,051
                                         ========    =======      ========       ======    ========   ==========
Net asset value per share..............  $  17.97    $ 12.96      $  14.62       $ 7.63    $  10.49   $     1.00
                                         ========    =======      ========       ======    ========   ==========

                See accompanying Notes to Financial Statements.

 26  William Blair Mutual Funds, Inc.                          December 31, 1998

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1998 (all amounts in thousands)

                            ---------------------------------------------------------------------------------------------------
                                                                                     EMERGING
                                               VALUE           INTERNATIONAL         MARKETS                            READY
                             GROWTH          DISCOVERY            GROWTH              GROWTH          INCOME          RESERVES
                              FUND             FUND                FUND              FUND(a)           FUND             FUND
                            --------         ---------         -------------         --------         -------         ---------
INVESTMENT INCOME
  Interest................  $  2,440             $ 335               $   474         $    27          $12,051         $  58,287
  Dividends...............     2,881               545                 1,762              32               --                --
  Less foreign tax
    withheld..............        --                --                  (186)             (2)              --                --
                            --------             -----               -------         -------          -------         ---------
                               5,321               880                 2,050              57           12,051            58,287
EXPENSES
  Investment advisory
    fees..................     4,861               443                 1,558              35            1,046             6,215
  Custodian fees..........       133                15                   236              45               41               218
  Transfer agent fees.....       121                16                    19               8               23               331
  Professional fees.......        64                50                    74              50               60                72
  Registration fees.......        40                15                    16               4               27               162
  Organization costs......        --                 9                    --               4               --                --
  Miscellaneous...........       209                39                    17              13               62               250
                            --------             -----               -------         -------          -------         ---------
    Total expenses before
      waiver..............     5,428               587                 1,920             159            1,259             7,248
      Less expenses waived
         and absorbed by
         Company..........        --                --                    --            (103)              --                --
                            --------             -----               -------         -------          -------         ---------
    Net investment
      income (loss).......      (107)              293                   130               1           10,792            51,039
Net realized and
  unrealized gain (loss)
  on investments, futures,
  foreign currency
  transactions and other
  assets and liabilities
    Net realized gain
      (loss) on
      investments.........    57,805              (468)               (4,911)         (1,144)             693                (1)
    Net realized gain on
      futures.............        --               393                    --              --               --                --
    Net realized loss on
      foreign currency
      transactions and
      other assets and
      liabilities.........        --                --                (3,248)             (1)              --                --
                            --------             -----               -------         -------          -------         ---------
    Total net realized
      gain (loss).........    57,805               (75)               (8,159)         (1,145)             693                (1)
Change in net unrealized
 appreciation/depreciation
  on investments and other
  assets and
  liabilities.............   102,789              (612)               23,550             122              675                 0
                            --------             -----               -------         -------          -------         ---------
Net increase (decrease) in
  net assets resulting
  from operations.........  $160,487             $(394)              $15,521         $(1,022)         $12,160         $  51,038
                            ========             =====               =======         =======          =======         =========

---------------
(a) For the period from May 1, 1998 (Commencement of Operations) to December 31, 1998

                See accompanying Notes to Financial Statements.

December 31, 1998                                             Annual Report   27

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (all amounts in thousands)

                              -----------------------------------------------------------------------------------------------
                                                                                               EMERGING
                                                           VALUE            INTERNATIONAL      MARKETS
                                     GROWTH              DISCOVERY             GROWTH           GROWTH          INCOME
                                      FUND                 FUND                 FUND             FUND            FUND
                              --------------------   -----------------   -------------------   --------   -------------------
                                1998       1997       1998      1997       1998       1997     1998(a)      1998       1997
                                ----       ----       ----      ----       ----       ----     -------      ----       ----

OPERATIONS
 Net investment income
   (loss)...................  $   (107)  $    (892)  $   293   $    61   $    130   $     12    $    1    $ 10,792   $  9,707
 Net realized gain (loss) on
   investments, futures,
   foreign currency
   transactions and other
   assets and liabilities...    57,805      29,286       (75)      747     (8,159)    16,247    (1,145)        693      1,058
 Change in net unrealized
   appreciation/depreciation
   on investments, futures
   and other assets and
   liabilities..............   102,789      70,793      (612)    5,174     23,550     (8,255)      122         675        973
                              --------   ---------   -------   -------   --------   --------    ------    --------   --------
 Net increase (decrease) in
   net assets resulting from
   operations...............   160,487      99,187      (394)    5,982     15,521      8,004    (1,022)     12,160     11,738
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
 Net investment income......        --          --      (302)      (43)      (238)      (664)       --     (10,795)    (9,704)
 Net realized gain..........   (57,744)    (29,286)       --      (746)       (11)   (15,931)       --          --         --
                              --------   ---------   -------   -------   --------   --------    ------    --------   --------
                               (57,744)    (29,286)     (302)     (789)      (249)   (16,595)       --     (10,795)    (9,704)
CAPITAL STOCK TRANSACTIONS
 Shares sold................   173,606     118,126    23,035    23,070     84,365     45,557     5,662      53,183     21,930
 Shares issued in
   reinvestment of income
   dividends and capital
   gain distributions.......    51,776      26,500       286       752        227     15,576        --       7,837      6,970
 Less shares redeemed.......  (177,422)   (124,958)   (8,304)     (836)   (88,865)   (28,943)     (886)    (34,389)   (20,885)
                              --------   ---------   -------   -------   --------   --------    ------    --------   --------
Change from capital stock
 transactions...............    47,960      19,668    15,017    22,986     (4,273)    32,190     4,776      26,631      8,015
                              --------   ---------   -------   -------   --------   --------    ------    --------   --------
 Change in net assets.......   150,703      89,569    14,321    28,179     10,999     23,599     3,754      27,996     10,049
Net assets
 Beginning of period........   591,353     501,784    30,354     2,175    128,747    105,148        --     160,055    150,006
                              --------   ---------   -------   -------   --------   --------    ------    --------   --------
 End of period..............  $742,056   $ 591,353   $44,675   $30,354   $139,746    128,747    $3,754    $188,051   $160,055
                              ========   =========   =======   =======   ========   ========    ======    ========   ========
Undistributed net investment
 income at the end of the
 period.....................        --          --   $     9   $    17   $     --   $    252    $    1    $    112   $    115
                              ========   =========   =======   =======   ========   ========    ======    ========   ========
CAPITAL STOCK TRANSACTIONS
 Shares sold................    10,367       8,330     1,726     2,133      5,983      2,935       606       5,069      2,123
 Shares issued in
   reinvestment of income
   dividends and capital
   gain distributions.......     2,974       1,803        23        60         16      1,211        --         748        676
 Less shares redeemed.......   (10,559)     (8,829)     (643)      (71)    (6,240)    (1,888)     (114)     (3,272)    (2,025)
                              --------   ---------   -------   -------   --------   --------    ------    --------   --------
Change from capital stock
 transactions...............     2,782       1,304     1,106     2,122       (241)     2,258       492       2,545        774
                              ========   =========   =======   =======   ========   ========    ======    ========   ========

                              -------------------------

                                        READY
                                      RESERVES
                                        FUND
                              -------------------------
                                 1998          1997
                                 ----          ----
OPERATIONS
 Net investment income
   (loss)...................  $    51,039   $    43,151
 Net realized gain (loss) on
   investments, futures,
   foreign currency
   transactions and other
   assets and liabilities...           (1)           (1)
 Change in net unrealized
   appreciation/depreciation
   on investments, futures
   and other assets and
   liabilities..............           --            --
                              -----------   -----------
 Net increase (decrease) in
   net assets resulting from
   operations...............       51,038        43,150
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
 Net investment income......      (51,038)      (43,150)
 Net realized gain..........           --            --
                              -----------   -----------
                                  (51,038)      (43,150)
CAPITAL STOCK TRANSACTIONS
 Shares sold................    3,808,318     3,202,303
 Shares issued in
   reinvestment of income
   dividends and capital
   gain distributions.......       50,013        42,208
 Less shares redeemed.......   (3,573,849)   (3,100,750)
                              -----------   -----------
Change from capital stock
 transactions...............      284,482       143,761
                              -----------   -----------
 Change in net assets.......      284,482       143,761
Net assets
 Beginning of period........      904,569       760,808
                              -----------   -----------
 End of period..............  $ 1,189,051   $   904,569
                              ===========   ===========
Undistributed net investment
 income at the end of the
 period.....................  $         5   $         4
                              ===========   ===========
CAPITAL STOCK TRANSACTIONS
 Shares sold................    3,808,318     3,202,303
 Shares issued in
   reinvestment of income
   dividends and capital
   gain distributions.......       50,013        42,208
 Less shares redeemed.......   (3,573,849)   (3,100,750)
                              -----------   -----------
Change from capital stock
 transactions...............      284,482       143,761
                              ===========   ===========

---------------

(a) For the period from May 1, 1998 (Commencement of Operations) to December 31, 1998

                See accompanying Notes to Financial Statements.

 28  William Blair Mutual Funds, Inc.                          December 31, 1998

 ................................................................................
NOTES TO FINANCIAL STATEMENTS
 ................................................................................

(1) SIGNIFICANT ACCOUNTING POLICIES

(a) Description of the Fund

William Blair Mutual Funds, Inc. (the "Fund") is a no-load, open-end diversified mutual fund currently consisting of six portfolios, each with its own investment objectives and policies.

The Growth Fund is a portfolio whose principal objective is to provide long-term appreciation of capital by investing in well-managed companies in growing industries.

The Value Discovery Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing with a value discipline primarily in the securities of small companies.

The International Growth Fund is a portfolio that invests primarily in common stocks issued by companies domiciled outside the United States and securities convertible into, exchangeable for, or having the right to buy such common stocks. The investment objective of the portfolio is long-term capital appreciation through investment in well-managed, quality, growth companies.

The Emerging Markets Growth Fund is a portfolio whose principal objective is to provide long-term appreciation by investing in well-managed quality growth companies in emerging economies worldwide.

The Income Fund is a portfolio designed to provide investors with as high a level of current income as is consistent with preservation of capital.

The Ready Reserves Fund is a money market portfolio designed for investors who are looking for professional management of their reserve assets. The Ready Reserves Fund portfolio seeks to obtain maximum current income consistent with preservation of capital and invests exclusively in high quality money market instruments.

(b) Investment Securities

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. Long-term fixed-income securities are valued based on market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. The value of a foreign security is determined based upon its sale price on the foreign exchange or market on which it is principally traded as of the close of the appropriate exchange or market or, if there have been no sales on the date of valuation, at the latest bid price. Other securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities in all Funds except Ready Reserves Fund are valued at cost which approximates market value. Securities in Ready Reserves Fund are valued using the amortized cost method. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available. Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Variable rate bonds and floating rate notes earn interest at a coupon rate which fluctuates at specific time intervals. The interest rates shown in the Income Fund and Ready Reserves Fund Portfolios of Investments were the rates in effect at December 31, 1998.

(c) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. Each Fund determines net asset value per share by dividing the value of its assets, less liabilities, by the number of shares outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Chicago time (4:00 p.m. Eastern time), on each day when the Exchange is open. In addition, the Ready Reserves Fund does not sell its shares on Columbus Day or Veterans Day. Dividends from net investment income, if any, of the Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund are declared at least annually. Dividends from the Income Fund and Ready Reserves Fund are declared monthly and daily, respectively. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date. Dividends are determined in accordance with Federal income tax principles which may treat certain transactions differently from generally accepted accounting principles.

(d) Repurchase Agreements

The Fund may enter into repurchase agreements with its custodian, whereby the Fund acquires ownership of a debt security and the custodian agrees, at the time of the sale, to repurchase the debt security from the Fund at a mutually agreed upon time and price. The

December 31, 1998                                             Annual Report   29

Fund's policy is to take possession of the debt security as their collateral under repurchase agreements. The Fund minimizes credit risk by (i) monitoring credit exposure to the custodian and (ii) monitoring the collateral value on a daily basis.

(e) Foreign Currency Translation and Forward Foreign Currency Contracts

Assets and liabilities of the International Growth Fund and the Emerging Markets Growth Fund denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the date of valuation. The International Growth Fund and the Emerging Markets Growth Fund may enter into forward foreign currency contracts as a means of managing the risks associated with changes in exchange rates for the purchase or sale of a specific amount of a particular foreign currency. Additionally, the Funds may enter into contracts to hedge the value, in U.S. dollars, of securities it currently owns. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and forward foreign currency contracts are included with the net realized and unrealized gain or loss on investments.

(f) Income Taxes

Each Fund intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since the Funds intend to distribute their taxable income to their shareholders and be relieved of all Federal income taxes. At December 31, 1998, the Value Discovery Fund, the International Growth Fund, the Emerging Markets Growth Fund, the Income Fund and the Ready Reserves Fund had capital loss carryforwards (in thousands) of $10, $8,207, $1,145, $4,368 and $109, respectively. These loss carryforwards, which will expire in 2006 (2005 for the Income Fund), can be used to offset net realized capital gains.

The International Growth Fund has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFIC's") for Federal income tax purposes. In accordance with this election, the Fund recognized net unrealized appreciation of $73 and $916 in 1998 and 1997, respectively. In addition, the Fund recorded net realized gains of $353 on sales of PFIC's during 1998, of which $1,049 had been recognized as income in prior years. Dividends to shareholders from net investment income included $238 and $664 relating to PFIC's during 1998 and 1997, respectively, which are treated as ordinary income for Federal income tax purposes.

(g) Organization Costs

The initial organization costs of the Value Discovery Fund and the Emerging Markets Growth Fund have been paid by William Blair & Company L.L.C. (the "Company"). The Funds will reimburse the Company for the amount of such expenses not exceeding $50,000. The deferred organization costs are being amortized on the straight-line method and repaid to the Company over a five year period.

(h) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) INVESTMENT ADVISORY, TRANSACTIONS WITH AFFILIATES AND DIRECTORS' FEES

The Company provides investment advisory and other administrative and accounting services to the Funds under terms of the Management Agreement. The Funds pay the Company a monthly fee determined as a specified percentage of average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets, are as follows:

Growth Fund                                                    0.75%
Value Discovery Fund                                           1.15%
International Growth Fund                                      1.10% of the first $250 million
                                                               1.00% in excess of $250 million
Emerging Markets Growth Fund                                   1.40%
Income Fund                                                    0.25% of the first $250 million
                                                               0.20% in excess of $250 million
                                                               5.00% of gross income
Ready Reserves Fund                                            0.625% of the first $250 million
                                                               0.600% of the next $250 million
                                                               0.575% of the next $2 billion
                                                               0.550% in excess of $2.5 billion

The Company has voluntarily agreed to waive the Emerging Markets Growth Fund's investment advisory fee and to absorb other operating expenses if total expenses exceed 2.25% of average daily net assets.

The Funds paid fees of $129,000 to non-affiliated directors of the Funds for the year ended December 31, 1998.

 30  William Blair Mutual Funds, Inc.                          December 31, 1998

(3) INVESTMENT TRANSACTIONS

Investment transactions, excluding money market instruments, for the year ended December 31, 1998, were as follows:

                                                                                                 EMERGING
                                                                       VALUE     INTERNATIONAL   MARKETS
                                                           GROWTH    DISCOVERY      GROWTH        GROWTH     INCOME
                                                            FUND       FUND          FUND          FUND       FUND
                                                          --------   ---------   -------------   --------   --------
                                                                          (all amounts in thousands)
Purchases...............................................  $222,395   $  40,152   $     127,976   $  8,082   $176,968
Proceeds from sales and maturities......................   258,287      25,484         129,839      3,926    154,254
Gross unrealized appreciation/depreciation
  at December 31, 1998 was as follows:
  Unrealized appreciation...............................  $329,378   $   6,793   $      31,688   $    379   $  3,098
  Unrealized depreciation...............................    17,899       2,231           3,232        257        916
                                                          --------   ---------   -------------   --------   --------
Net unrealized appreciation.............................  $311,479   $   4,562   $      28,456   $    122   $  2,182
                                                          ========   =========   =============   ========   ========

Cost of investments is the same for financial statement and Federal income tax purposes except for the Value Discovery Fund and the International Growth Fund where the cost for Federal income taxes purposes was $40,379 and $112,873, respectively.

(4) FUTURES CONTRACTS

During 1998 and 1997 the Value Discovery Fund purchased exchange-traded index futures contracts, which are contracts that obligate the Fund to make or take delivery of the cash value of a securities index at a specified future date at a specified price. The Fund entered into such contracts to hedge a portion of its portfolio. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognized a realized gain or loss when the contract was closed or expired. The statement of operations reflects the net realized gains and losses on these contracts. There were no outstanding contracts at December 31, 1998.

(5) FORWARD FOREIGN CURRENCY CONTRACTS

In order to protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Fund and the Emerging Markets Growth Fund enter into forward foreign currency contracts with its custodian and others. The Funds bear the market risk that arises from changes in foreign exchange rates and bear the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements.

December 31, 1998                                             Annual Report   31

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
GROWTH FUND
 ................................................................................

                                                                                          YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              --------   --------   --------   --------   --------
Net asset value, beginning of year..........................  $ 15.350   $ 13.480   $ 11.900   $  9.600   $  9.730
Income from investment operations:
  Net investment income (loss)..............................     (.003)     (.023)     (.010)      .034       .027
  Net realized and unrealized gain on investments...........     4.123      2.694      2.144      2.750       .581
                                                              --------   --------   --------   --------   --------
Total from investment operations............................     4.120      2.671      2.134      2.784       .608
Less distributions from:
  Net investment income.....................................        --         --       .010       .030       .025
  Net realized gain.........................................     1.500       .801       .544       .454       .713
                                                              --------   --------   --------   --------   --------
Total distributions.........................................     1.500       .801       .554       .484       .738
                                                              --------   --------   --------   --------   --------
Net asset value, end of year................................  $ 17.970   $ 15.350   $ 13.480   $ 11.900   $  9.600
                                                              ========   ========   ========   ========   ========
Total return (%)............................................     27.15      20.07      17.99      29.07       6.45
Ratios to average daily net assets (%):
  Expenses..................................................       .84        .84        .79        .65        .71
  Net investment income (loss)..............................      (.02)      (.16)      (.08)       .34        .32
Supplemental data:
  Net assets at end of year (in thousands)..................  $742,056   $591,353   $501,774   $363,036   $217,560
  Portfolio turnover rate (%)...............................        37         34         43         32         46

 ................................................................................
VALUE DISCOVERY FUND
 ................................................................................

                                                                   YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                1998      1997     1996(a)
                                                              --------   -------   --------
Net asset value, beginning of year..........................  $12.970    $10.000   $ 10.000
Income from investment operations:
  Net investment income.....................................     .088       .029         --
  Net realized and unrealized gain (loss) on investments and
    futures.................................................    (.005)     3.305         --
                                                              -------    -------   --------
Total from investment operations............................     .083      3.334         --
Less distributions from:
  Net investment income.....................................     .093       .020         --
  Net realized gain.........................................       --       .344         --
                                                              -------    -------   --------
Total distributions.........................................     .093       .364         --
                                                              -------    -------   --------
Net asset value, end of year................................  $12.960    $12.970   $ 10.000
                                                              =======    =======   ========
Total return (%)............................................      .66      33.46         --
Ratios to average daily net assets (%):
  Expenses..................................................     1.52       1.50(b)      --
  Net investment income.....................................      .76        .29(b)      --
Supplemental data:
  Net assets at end of year (in thousands)..................  $44,675    $30,354   $      2
  Portfolio turnover rate (%)...............................       78         69         --

---------------

(a) For the period December 23, 1996 (Commencement of Operations) to December 31, 1996.

(b) Without the waiver of expenses in 1997, the expense ratio would have been 1.78% and the net investment income ratio would have been .016%.

 32  William Blair Mutual Funds, Inc.                          December 31, 1998

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................

                                                                                                         YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
                                                         1998             1997             1996            1995            1994
                                                       --------         --------         --------         -------         -------
Net asset value, beginning of year...................  $ 13.140         $ 13.950         $ 13.120         $12.360         $13.180
Income from investment operations:
  Net investment income..............................      .074             .072             .029            .105            .016
  Net realized and unrealized gain (loss) on
    investments, foreign currency and other assets
    and liabilities..................................     1.431            1.056            1.299            .785           (.025)
                                                       --------         --------         --------         -------         -------
Total from investment operations.....................     1.505            1.128            1.328            .890           (.009)
Less distributions from:
  Net investment income..............................      .024(a)          .078(a)          .068(a)         .130            .024
  Net realized gain..................................      .001            1.860             .430              --            .714
  Tax return of capital..............................        --               --               --              --            .073(b)
                                                       --------         --------         --------         -------         -------
Total distributions..................................      .025            1.938             .498            .130            .811
                                                       --------         --------         --------         -------         -------
Net asset value, end of year.........................  $ 14.620         $ 13.140         $ 13.950         $13.120         $12.360
                                                       ========         ========         ========         =======         =======
Total return (%).....................................     11.46             8.39            10.20            7.22            (.04)
Ratios to average daily net assets (%):
  Expenses...........................................      1.36             1.43             1.44            1.48            1.51
  Net investment income..............................       .09              .01              .19             .87             .15
Supplemental data:
  Net assets at end of year (in thousands)...........  $139,746         $128,747         $105,148         $89,762         $70,403
  Portfolio turnover rate (%)........................        98              102               89              77              40

---------------

(a) Includes $.024, $.078 and $0.022 in PFIC transactions which are treated as ordinary income for Federal income tax purposes for 1998, 1997 and 1996, respectively.

(b) Includes $431 relating to a tax return of capital.

 ................................................................................
EMERGING MARKETS GROWTH FUND
 ................................................................................

                                                          DECEMBER 31,
                                                           1998(a)(b)
                                                          ------------
Net asset value, beginning of period....................    $10.000
Income from investment operations:
  Net investment income.................................       .002
  Net realized and unrealized gain (loss) on
    investments, foreign currency and other assets and
    liabilities.........................................     (2.372)
                                                            -------
Total from investment operations........................     (2.370)
Less distributions from:
  Net investment income.................................         --
  Net realized gain.....................................         --
                                                            -------
Total distributions.....................................         --
                                                            -------
Net asset value, end of year............................    $ 7.630
                                                            =======
Total return (%)........................................     (23.70)
Ratios to average daily net assets (%):
  Expenses(c)...........................................       2.25
  Net investment income(c)..............................        .04%
Supplemental data:
  Net assets at end of period (in thousands)............    $ 3,754
  Portfolio turnover rate (%)...........................        226

---------------

(a) For the period May 1, 1998 (Commencement of Operations) to December 31,
    1998.

(b) Rates are annualized, except total returns for periods less than one year.

(c) Without the waiver of expenses in 1998, the expense ratio would have been 6.35% and the net investment loss ratio would have been 4.06%.

December 31, 1998                                             Annual Report   33

 ................................................................................
INCOME FUND
 ................................................................................

                                                                                         YEARS ENDED DECEMBER 31,
                                                             ----------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                             --------   --------   --------   --------   --------
Net asset value, beginning of year.........................  $ 10.410   $ 10.270   $ 10.570   $  9.850   $ 10.580

Income from investment operations:
  Net investment income....................................      .640       .659       .619       .646       .661
  Net realized and unrealized gain (loss) on investments...      .076       .140      (.309)      .732      (.741)
                                                             --------   --------   --------   --------   --------
Total from investment operations...........................      .716       .799       .310      1.378      (.080)

Less distributions from:
  Net investment income....................................      .636       .659       .610       .658       .646
  Net realized gain........................................        --         --         --         --       .004
                                                             --------   --------   --------   --------   --------
Total distributions........................................      .636       .659       .610       .658       .650
                                                             --------   --------   --------   --------   --------
Net asset value, end of year...............................  $ 10.490   $ 10.410   $ 10.270   $ 10.570   $  9.850
                                                             ========   ========   ========   ========   ========
Total return (%)...........................................      7.07       8.03       3.07      14.37       (.74)

Ratios to average daily net assets (%):
  Expenses.................................................       .71        .71        .70        .68        .68
  Net investment income....................................      6.81       6.40       5.97       6.24       6.33

Supplemental data:
  Net assets at end of year (in thousands).................  $188,051   $160,055   $150,006   $147,370   $143,790
  Portfolio turnover rate (%)..............................        96         83         66         54         63

 ................................................................................
READY RESERVES FUND
 ................................................................................

                                                                                          YEARS ENDED DECEMBER 31,
                                                             ------------------------------------------------------
                                                                1998        1997       1996       1995       1994
                                                             ----------   --------   --------   --------   --------
Net asset value, beginning of year.........................  $     1.00   $   1.00   $   1.00   $   1.00   $   1.00

Income from investment operations:
  Net investment income....................................         .05        .05        .05        .05        .04
  Net realized loss on investments.........................          --         --         --         --       (.01)
                                                             ----------   --------   --------   --------   --------
Total from investment operations...........................         .05        .05        .05        .05        .03

Less distributions from:
  Net investment income....................................         .05        .05        .05        .05        .04
                                                             ----------   --------   --------   --------   --------
Total distributions........................................         .05        .05        .05        .05        .04
                                                             ----------   --------   --------   --------   --------
Capital contribution.......................................          --         --         --         --        .01
                                                             ----------   --------   --------   --------   --------
Net asset value, end of year...............................  $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                             ==========   ========   ========   ========   ========
Total return (%)...........................................        4.98       5.04       4.81       5.45       3.67(a)

Ratios to average daily net assets (%):
  Expenses.................................................         .69        .70        .71        .72        .71
  Net investment income....................................        4.87       4.92       4.78       5.30       3.61

Supplemental data:
  Net assets at end of year (in thousands).................  $1,189,051   $904,569   $760,808   $703,993   $521,277

---------------

(a) The total return includes the impact of the Company's capital contribution. Without the Company's capital contribution, the total return would have been 3.40%.

 34  William Blair Mutual Funds, Inc.                          December 31, 1998

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
WILLIAM BLAIR MUTUAL FUNDS, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Mutual Funds, Inc. (comprised of Growth Fund, Value Discovery Fund, International Growth Fund, Emerging Markets Growth Fund, Income Fund and Ready Reserves Fund) (collectively, the "Funds") as of December 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of William Blair Mutual Funds, Inc. at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                       /s/ ERNST & YOUNG LLP
                                       ---------------------
                                       ERNST & YOUNG LLP

Chicago, Illinois
February 2, 1999

December 31, 1998                                             Annual Report   35

                             ________________________________________________
                             BOARD OF DIRECTORS
                             ________________________________________________


                             CONRAD FISCHER, CHAIRMAN
                             Principal, William Blair & Company, L.L.C.

                             VERNON ARMOUR
                             Private Investor

                             J. GRANT BEADLE
                             Retired Chairman and CEO, Union Special Corporation

                             THEODORE A. BOSLER
                             Retired Principal and Vice President, Lincoln Capital Management Company

                             JAMES M. MCMULLAN
                             Principal, William Blair & Company, L.L.C.

                             ANN P. MCDERMOTT
                             Director and Trustee
                             Profit and not-for-profit organizations

                             JOHN B. SCHWEMM
                             Retired Chairman and CEO, R.R. Donnelley & Sons Company



                             ___________________________________________________
                             OFFICERS
                             ___________________________________________________

                             Rocky Barber, President

                             Mark A. Fuller, III, Senior Vice President

                             W. George Greig, Senior Vice President

                             Glen A. Kleczka, Senior Vice President

                             Bentley M. Myer, Senior Vice President

                             Norbert W. Truderung, Senior Vice President

                             James S. Kaplan, Vice President

                             John P. Kayser, Vice President

                             Terence M. Sullivan, Vice President and Treasurer

                             Jeffrey A. Urbina, Vice President

                             Sheila M. Johnson, Secretary


                             INVESTMENT ADVISER

                             William Blair & Company, L.L.C.

                             TRANSFER AGENT

                             State Street Bank and Trust Company
                             P.O. Box 9104
                             Boston, MA 02266-9104
                             For customer assistance, call
                             1-800-635-2886
                             (Massachusetts 1-800-635-2840)



                             William Blair Mutual Funds, Inc.
                             222 West Adams Street
                             Chicago, Illinois 60606


                                                              December 31, 1998